UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22363

Oppenheimer SteelPath MLP Funds Trust
(Exact name of registrant as specified in charter)

6803 S. Tucson Way
Centennial, Colorado 80112-3924
 (Address of principal executive offices) (Zip Code)

Cynthia Lo Bessette
OFI SteelPath, Inc.
225 Liberty Street
New York, New York 10281-1008
 (Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semiannual Report 5/31/2017

OppenheimerFunds®

The Right Way to Invest

Oppenheimer SteelPath MLP Select 40 Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	24
Distribution Sources	41
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	42
Trustees and Officers	43
Privacy Policy Notice	44

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	1.88%	-3.98%	10.81%	2.28%
1-Year	5.82%	-0.23%	17.47%	6.24%
5-Year	4.24%	3.02%	15.42%	2.57%
Since Inception (3/31/10)	5.29%	4.43%	13.00%	6.45%

Performance data quoted represents past performance, which does not guarantee future results.The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 1.88% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return gain of 2.28%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax, which contributed partially to the Fund’s underperformance this reporting period. This generally has a negative impact on the Fund’s performance versus the Index in up markets, and a positive impact on performance in down markets. During the same period, the S&P 500 Index produced a total return gain of 10.81%.

Over the six-month reporting period ended May 31, 2017, the midstream sector underperformed the broader markets as the correlation of price performance between midstream equities and crude oil remained elevated over the period. While the sector performed well early in the period, subsequent crude oil price weakness was accompanied by midstream price weakness. This crude oil price weakness appeared to stem primarily from continued U.S. inventory builds as well as fears that U.S. shale producers were ramping production more quickly than previously anticipated. Interestingly, while a quicker than expected resurgence of U.S. shale production may serve to temper the crude price recovery, we believe midstream assets should benefit through the resultant volume improvements regardless.

The influence of Washington remained topical over the period. In contrast to the challenging energy regulatory environment of the prior presidential administration, President Trump signed multiple midstream related executive orders in late January designed to expedite current and future midstream projects. Two orders were individually specific to the Keystone XL and Dakota Access Pipelines, each directing respective authorities to take all actions necessary and appropriate to facilitate the implementation of the projects. Additionally, President Trump signed an order to expedite the review and approval of high priority infrastructure projects. Separately, three large natural gas pipeline projects, representing a collective $7.5 billion of growth capital spending, received Federal Energy Regulatory Commission (FERC) approval in early February, just ahead of FERC’s loss of a quorum due to the resignation of a FERC commissioner. While at the end of the reporting period the commission still lacked a quorum to vote on project approvals, President Trump had made nominations to fill two of the three vacancies. However, Commissioner Colette Honorable has also announced her intention to not seek another term when her current seat expires in June, but that she is willing to stay on until the end of the year, awaiting her replacement.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 3

Over the reporting period, we estimate approximately $15 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents an increase from approximately $11 billion that was raised over the six month reporting period ended May 31, 2016. Midstream companies also raised approximately $15 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects and to fund acquisitions.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $47.66 per barrel, down 4% over the reporting period. Global crude prices, as measured by Brent crude oil, traded 2% higher over the reporting period. As previously noted, the crude oil price decline appeared to stem primarily from continued U.S. inventory builds as well as fears that U.S. shale producers were ramping up production more quickly than previously anticipated. Brent exited the period at a $3 per barrel premium to WTI, which is near the historic norm. However, this reversion represents a departure from the $8 to $9 per barrel Brent premium present from 2009 to 2015.

Henry Hub natural gas spot prices exited the period at $3.20 per million British thermal units (“mmbtu”), down 3% over the reporting period, while up 52% from the year-ago period. Natural gas pricing has benefited from a long awaited realignment of supply-demand in which natural gas usage as a heating and electric generation fuel has increased as gas production volume growth has moderated, and as increased exports have become a reality via both liquefied natural gas and new pipelines to Mexico.

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $24.13 per barrel, a 1% decline over the reporting period. Pricing for NGL purity products varied, with ethane and propane trading higher over the period while butane, isobutene, and natural gasoline prices declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.30 per gallon, up 8% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates increased while the yields on longer-dated maturities declined. The ten-year Treasury yield declined 18 basis points to end the period at 2.20%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 17 basis points to 5.22%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 7.50% (as measured by the Dow Jones Equity REIT Total Return Index) and 16.86% (as measured by the Dow Jones Utility Average

4 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Index), respectively, as compared to the AMZ’s 2.28% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the gathering and processing subsector provided the best performance over the period, buoyed by improved volumetric projections. The natural gas pipeline group followed as investors continued to express preference for the safety of long-haul natural gas pipelines, particularly those backed by utility demand pull.

The upstream subsector experienced the weakest performance over the reporting period as these entities’ cash flows were directly impacted by commodity price weakness over the period. The coal subsector also lagged over the reporting period as domestic coal pricing generally weakened through the reporting period.

FUND REVIEW

Key contributors to the Fund’s performance were Sunoco LP (SUN) and ONEOK Partners, LP (OKS).

SUN units outperformed over the period after announcing the $3.3 billion divestiture of its convenience store business and its intent to use the proceeds to delever. We believe SUN’s diverse geographic footprint and focus on the resilient fuel distribution business should provide for steady long-term operational performance.

OKS outperformed over the period following an announcement that the partnership and its sponsor, ONEOK, Inc. (OKE) would merge, eliminate incentive distribution rights (“IDRs”), and enhance dividend growth prospects. As a result of the transaction, ONEOK provided dividend growth expectations of 9% to 11% annually through 2021.

Key detractors from the Fund’s performance were NGL Energy Partners, LP (NGL) and Enbridge Energy Partners, LP (EEP).

NGL units underperformed over the period after the partnership reduced its earnings before interest, tax, depreciation and amortization (“EBITDA”) guidance and deferred plans to begin raising its cash distribution by nine months. NGL operates within several midstream subsectors including crude oil and refined products logistics as well as retail propane and water solutions. Strength in NGL’s water business has been offset by warmer winter weather weighing on the retail propane business and challenging market conditions in some portions of the partnership’s refiner products and crude marketing businesses.

EEP underperformed over the period as the company provided disappointing financial projections for the upcoming fiscal year followed by a reduction

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 5

of its cash distribution. Enbridge Inc. (ENB), EEP’s sponsor, provided some modest support, acquiring EPP’s underperforming natural gas business and allowing EEP to simplify its capital structure and modify the incentive distribution mechanism. Following this strategic realignment, we believe EEP is better positioned to benefit from its large network of crude oil pipelines in the U.S. and Canada, most of which benefit from strong contractual cash flow regardless of commodity prices or throughput volumes.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place for a portion of the reporting period, but did not have one in place at period end. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We continue to believe we have seen the worst of this energy market down cycle. In our opinion, the rate of midstream growth will likely moderate from peak levels, but average distributions are still likely to grow. We expect midstream operators to benefit from the reflation of domestic hydrocarbon production and the more efficient use of existing assets going forward, in contrast to the widespread need to construct new assets over the first years of shale production growth. We believe current market valuations underestimate the potential for renewed business growth going forward and we remain optimistic on the sector’s prospects. Consequently, we believe midstream MLPs continue to offer attractive total return potential based on the potential for price appreciation and stable or growing distribution streams.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

6 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Partners LP	6.42%
Energy Transfer Equity LP	4.75%
Genesis Energy LP	4.49%
MPLX LP	4.47%
Holly Energy Partners LP	4.15%
Tallgrass Energy Partners LP	4.00%
Magellan Midstream Partners LP	4.00%
TC Pipelines LP	3.98%
Enterprise Products Partners LP	3.89%
Buckeye Partners LP	3.87%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and based on the total value of investments.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/17

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPFX)	3/31/2010	1.88%	5.82%	4.24%	5.29%
Class C (MLPEX)	7/14/2011	1.38%	4.98%	3.47%	2.89%
Class I (OSPSX)	6/28/2013	1.93%	6.23%	N/A	-0.35%
Class W (MLPYX)	3/31/2010	1.94%	6.02%	4.49%	5.57%
Class Y (MLPTX)	3/31/2010	1.94%	6.02%	4.49%	5.57%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/17

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPFX)	3/31/2010	-3.98%	-0.23%	3.02%	4.43%
Class C (MLPEX)	6/10/2011	0.39%	4.00%	3.47%	2.89%
Class I (OSPSX)	6/28/2013	1.93%	6.23%	N/A	-0.35%
Class W (MLPYX)	3/31/2010	1.94%	6.02%	4.49%	5.57%
Class Y (MLPTX)	3/31/2010	1.94%	6.02%	4.49%	5.57%

Performance data quoted represents past performance, which does not guarantee future results.The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class W, or Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not

8 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Actual	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During 6 Months Ended May 31, 2017
CLASS A	$ 1,000.00	$ 1,018.80	$ 14.54
CLASS C	1,000.00	1,013.80	18.27
CLASS I	1,000.00	1,019.30	12.88
CLASS W	1,000.00	1,019.40	13.29
CLASS Y	1,000.00	1,019.40	13.30

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,010.59	14.48
CLASS C	1,000.00	1,006.85	18.21
CLASS I	1,000.00	1,012.24	12.84
CLASS W	1,000.00	1,011.84	13.24
CLASS Y	1,000.00	1,011.83	13.25

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2017 are as follows:

Class	Expense Ratios
CLASS A	2.89%
CLASS C	3.64
CLASS I	2.56
CLASS W	2.64
CLASS Y	2.64

The expense ratios for Class A, C, W, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 11

STATEMENT OF INVESTMENTS May 31, 2017 / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 92.3%
Coal — 0.3%
Alliance Holdings GP LP	285,916	$8,094,282

Diversified — 10.1%
Enterprise Products Partners LP	4,742,256	127,139,883
Hess Midstream Partners LP	703,810	16,356,544
ONEOK Partners LP	1,337,077	65,396,436
Westlake Chemical Partners LP	217,180	5,277,474
Williams Partners LP	2,949,621	115,536,655
Total Diversified		329,706,992

Gathering/Processing — 8.6%
Antero Midstream GP LP	1,313,475	29,001,528
Antero Midstream Partners LP	1,871,060	64,813,518
Archrock Partners LP	2,003,680	31,037,003
Crestwood Equity Partners LP	342,645	7,846,570
CSI Compressco LP	786,709	4,326,900
PennTex Midstream Partners LP	395,200	7,876,336
Summit Midstream Partners LP	1,781,669	41,156,554
Western Gas Partners LP	1,726,868	96,238,354
Total Gathering/Processing		282,296,763

Marine — 1.4%
GasLog Partners LP	1,297,868	28,423,309
Teekay LNG Partners LP	1,190,702	18,098,671
Total Marine		46,521,980

Natural Gas Pipelines — 27.2%
Cone Midstream Partners LP	1,081,860	$22,967,888
CrossAmerica Partners LP	869,446	20,892,787
Energy Transfer Equity LP	9,105,645	155,160,191
Energy Transfer Partners LP	9,644,389	209,861,915
EQT Midstream Partners LP	1,004,929	74,123,563
Rice Midstream Partners LP [1]	4,185,105	102,576,924
Spectra Energy Partners LP	999,403	43,114,245
Tallgrass Energy Partners LP	2,637,344	130,812,262
TC Pipelines LP	2,313,002	130,152,623
Total Natural Gas Pipelines		889,662,398

Petroleum Transportation — 44.7%
Buckeye Partners LP	1,973,432	126,299,648
DCP Midstream LP	2,452,890	82,858,624
Enbridge Energy Partners LP	2,981,335	49,370,908
Genesis Energy LP	4,703,601	146,705,315
Global Partners LP	1,066,845	20,003,344
Holly Energy Partners LP [1]	4,143,307	135,734,737
Magellan Midstream Partners LP	1,799,479	130,624,181
MPLX LP	4,422,778	146,172,813
NGL Energy Partners LP	4,652,566	63,274,897
NuStar Energy LP	1,187,745	54,137,417
NuStar GP Holdings LLC [1]	3,745,872	97,205,378
Plains All American Pipeline LP	726,714	19,243,387
Plains GP Holdings LP, Class A	929,910	24,800,700
Shell Midstream Partners LP	840,666	25,077,067
Sunoco LP	3,919,078	116,866,906

12 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Shares	Value
Petroleum Transportation — 44.7% (Continued)
Tesoro Logistics LP	1,602,604	$84,905,960
TransMontaigne Partners LP [1]	2,324,321	96,575,537
VTTI Energy Partners LP	985,040	19,208,280
Western Refining Logistics LP	836,840	20,669,948
Total Petroleum Transportation		1,459,735,047

Total Master Limited Partnership Shares
(identified cost $2,568,456,180)		3,016,017,462

Common Stock — 8.1%
Diversified — 0.9%
ONEOK, Inc.	552,454	27,445,915

Gathering/Processing — 2.8%
Targa Resources Corp.	2,009,639	92,302,719

Marine — 1.0%
Golar LNG Partners LP	1,672,048	33,039,668
Teekay Offshore Partners LP	102,500	320,825
Total Marine		33,360,493

Natural Gas Pipelines — 3.4%
Tallgrass Energy GP LP [1]	4,272,806	110,110,211

Total Common Stock
(identified cost $246,108,350)		263,219,338

Preferred Master Limited Partnership Shares — 1.9%
Gathering/Processing — 0.7%
Crestwood Equity Partners LP, 9.25% [2]	2,802,385	$22,643,271

Petroleum Transportation — 1.2%
GPM Petroleum LP, 10.00% [1,2]	2,000,000	40,720,000

Total Preferred Master Limited Partnership Shares
(identified cost $61,654,175)		63,363,271

Short-Term Investments — 0.9%
Money Market — 0.9%
Fidelity Treasury Portfolio, Institutional Class, 0.633% [3]	$29,678,995	29,678,995

Total Short-Term Investments
(identified cost $29,678,995)		29,678,995

Total Investments — 103.2% (identified cost $2,905,897,700)		3,372,279,066
Liabilities In Excess of Other Assets — (3.2)%		(104,576,977)
Net Assets — 100.0%		$3,267,702,089

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 13

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 31, 2017, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2016	Gross Additions	Gross Reductions	Shares May 31, 2017
GPM Petroleum LP	2,000,000	—	—	2,000,000
Holly Energy Partners LP	4,260,282	—	(116,975)	4,143,307
Midcoast Energy Partners LPi	1,339,510	—	(1,339,510)	—
NuStar GP Holdings LLC	1,834,567	1,917,305	(6,000)	3,745,872
Rice Midstream Partners LP	2,958,060	1,290,875	(63,830)	4,185,105
Tallgrass Energy GP LP	2,423,040	1,901,666	(51,900)	4,272,806
TransMontaigne Partners LP	1,264,800	1,087,751	(28,230)	2,324,321

	Value May 31, 2017	Distributions	Realized Gain/(Loss)
GPM Petroleum LP	$40,720,000	$1,953,956	$—
Holly Energy Partners LP	135,734,737	5,156,972	3,065,702
Midcoast Energy Partners LPi	—	478,875	(8,368,463)
NuStar GP Holdings LLC	97,205,378	3,123,089	79,197
Rice Midstream Partners LP	102,576,924	2,155,834	628,187
Tallgrass Energy GP LP	110,110,211	2,028,133	13,594
TransMontaigne Partners LP	96,575,537	2,583,141	602,964
	$582,922,787	$17,480,000	$(3,978,819)

i	Not an affiliate on May 31, 2017 was an affiliate during period ended May 31, 2017.

2.

Restricted security. The aggregate value of restricted securities at period end was $63,363,271, which represents 1.9% of the Fund’s net assets. See the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/(Depreciation)
Crestwood Equity Partners LP - Preferred	3/2/2017-5/15/2017	$27,261,832	$22,643,271	$(4,618,561)
GPM Petroleum LP	1/12/2016	40,000,000	40,720,000	720,000

3.	Variable rate security; the coupon rate represents the rate at May 31, 2017

See accompanying Notes to Financial Statements.

14 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2017 / Unaudited

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,427,013,137)	$2,789,356,279
Affiliated companies (cost $478,884,563)	582,922,787
3,372,279,066
Receivable for beneficial interest sold	6,195,655
Prepaid expenses	226,020
Dividends receivable	11,421
Total assets	3,378,712,162

Liabilities:
Deferred tax liability, net	103,354,642
Payable for beneficial interest redeemed	4,303,368
Payable to Manager	1,724,355
Payable for distribution and service plan fees	588,121
Transfer agent fees payable	518,376
Payable for investments purchased	143,740
Trustees' fees payable	23,675
Borrowing expense payable	17,724
Other liabilities	336,072
Total liabilities	111,010,073

Net Assets	$3,267,702,089

Composition of Net Assets
Par value of shares of beneficial interest	$356,808
Paid-in capital	3,073,258,604
Undistributed net investment loss, net of deferred taxes	(64,745,709)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(35,348,156)
Net unrealized appreciation on investments, net of deferred taxes	294,180,542
Net Assets	$3,267,702,089

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 15

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$9.07
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.62
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$8.68
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$9.33
Class W Shares:
Net asset value, offering price and redemption proceeds per share	$9.30
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$9.30

Net Assets:
Class A shares	$540,390,500
Class C shares	537,831,384
Class I shares	415,913,057
Class W shares	6,171,512
Class Y shares	1,767,395,636
Total Net Assets	$3,267,702,089

Shares Outstanding:
Class A shares	59,602,267
Class C shares	61,951,807
Class I shares	44,584,587
Class W shares	663,493
Class Y shares	190,005,585
Total Shares Outstanding	356,807,739

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2017 / Unaudited

Investment Income
Distributions from:
Unaffiliated Master Limited Partnerships	$90,689,276
Affiliated Master Limited Partnerships	17,480,000
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(90,689,276)
Affiliated Master Limited Partnerships	(17,480,000)
Dividend income	2,737,363
Total investment income	2,737,363

Expenses
Management fees	11,498,900
Distribution and service plan fees
Class A	802,376
Class C	2,745,268
Transfer agent fees
Class A	707,929
Class C	604,106
Class I	54,671
Class W	7,330
Class Y	1,903,152
Administrative fees	341,857
Tax expense	118,580
Borrowing fees	102,073
Registration fees	99,480
Legal, auditing, and other professional fees	97,902
Custody fees	67,907
Trustees' fees	46,281
Other	46,830
Total expenses, before waivers and deferred taxes	19,244,642
Less expense waivers	(1,631,263)
Net expenses, before deferred taxes	17,613,379

Net investment loss, before deferred taxes	(14,876,016)
Deferred tax benefit	5,339,898
Net investment loss, net of deferred taxes	(9,536,118)

Net Realized and Unrealized Gains on Investments:
Net Realized Gains
Investments from:
Unaffiliated companies	32,352,001
Affiliated companies	(3,978,819)
Deferred tax expense	(10,412,958)
Net realized gains, net of deferred taxes	17,960,224
Net Change in Unrealized Appreciation
Investments	66,043,329
Deferred tax expense	(24,237,902)
Net change in unrealized appreciation, net of deferred taxes	41,805,427

Net realized and unrealized gains on investments, net of deferred taxes	59,765,651
Change in net assets resulting from operations	$50,229,533

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 17

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2017 (Unaudited)	For the Year Ended November 30, 2016
Operations
Net investment loss, net of deferred taxes	$(9,536,118)	$(11,720,394)
Net realized gains/(losses), net of deferred taxes	17,960,224	(75,521,417)
Net change in unrealized appreciation, net of deferred taxes	41,805,427	271,004,499
Change in net assets resulting from operations	50,229,533	183,762,688

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(20,265,572)	(47,334,331)
Class C shares	(17,764,616)	(38,813,705)
Class I shares	(11,028,308)	(18,804,337)
Class W shares	(201,389)	(685,522)
Class Y shares	(52,344,522)	(110,561,896)
Change in net assets resulting from distributions to shareholders	(101,604,407)	(216,199,791)

Beneficial Interest Transactions
Class A shares	(83,838,724)	32,860,671
Class C shares	30,916,440	77,425,235
Class I shares	111,083,100	116,926,337
Class W shares	(483,806)	(10,900,819)
Class Y shares	194,067,951	233,362,480
Change in net assets resulting from beneficial interest transactions	251,744,961	449,673,904
Change in net assets	200,370,087	417,236,801

Net Assets
Beginning of period	3,067,332,002	2,650,095,201
End of period	$3,267,702,089	$3,067,332,002

Undistributed net investment loss, net of deferred taxes	$(64,745,709)	$(55,209,591)

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.18	$9.35	$12.54	$11.99	$10.67	$10.56
Income/(loss) from investment operations:
Net investment loss[1]	(0.03)	(0.05)	(0.04)	(0.09)	(0.07)	(0.07)
Return of capital[1]	0.20	0.41	0.43	0.44	0.44	0.43
Net realized and unrealized gains/(losses)	0.01	0.18	(2.87)	0.91	1.66	0.46
Total from investment operations	0.18	0.54	(2.48)	1.26	2.03	0.82
Distributions to shareholders:
Return of capital	(0.29)	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$9.07	$9.18	$9.35	$12.54	$11.99	$10.67

Total Return, at Net Asset Value[2]	1.88%	6.31%	(20.49%)	10.59%	19.32%	7.87%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$540,390	$631,417	$608,965	$872,216	$618,758	$207,631
Ratio of Expenses to Average Net Assets:[3]
Before (waivers) and deferred tax expense/(benefit)	1.22%	1.24%	1.23%	1.25%	1.13%	1.14%
Expense (waivers)	(0.11%)	(0.12%)	(0.11%)	(0.12%)	(0.01%)	(0.04%)
Net of (waivers) and before deferred tax expense/(benefit)	1.11%[4]	1.12%[4]	1.12%[4]	1.13%[4]	1.12%[5]	1.10%
Deferred tax expense/(benefit)[6,7]	1.78%	3.79%	(13.36%)	5.19%	8.42%	4.14%
Total expenses/(benefit)	2.89%	4.91%	(12.24%)	6.32%	9.54%	5.24%

Ratio of Investment Loss to Average Net Assets:[3]
Before (waivers) and deferred tax benefit/(expense)	(1.15%)	(1.08%)	(0.83%)	(1.24%)	(0.94%)	(1.07%)
Expense (waivers)	(0.11%)	(0.12%)	(0.11%)	(0.12%)	(0.01%)	(0.04%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.04%)	(0.96%)	(0.72%)	(1.12%)	(0.93%)	(1.03%)
Deferred tax benefit[7,8]	0.32%	0.38%	0.32%	0.41%	0.33%	0.35%
Net investment loss	(0.72%)	(0.58%)	(0.40%)	(0.71%)	(0.60%)	(0.68%)

Portfolio turnover rate	8%	10%	8%	12%	2%	11%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Per share amounts calculated based on average shares outstanding during the period net of deferred tax expense/benefit.
2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Annualized for less than full period.
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.10%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012
Per Share Operating Data
Net Asset Value, Beginning of Period	$8.84	$9.09	$12.30	$11.87	$10.64	$10.58
Income/(loss) from investment operations:
Net investment loss[1]	(0.08)	(0.13)	(0.13)	(0.18)	(0.13)	(0.12)
Return of capital[1]	0.20	0.41	0.43	0.44	0.45	0.46
Net realized and unrealized gains/(losses)	0.01	0.18	(2.80)	0.88	1.62	0.43
Total from investment operations	0.13	0.46	(2.50)	1.14	1.94	0.77
Distributions to shareholders:
Return of capital	(0.29)	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$8.68	$8.84	$9.09	$12.30	$11.87	$10.64

Total Return, at Net Asset Value[2]	1.38%	5.59%	(21.07%)	9.66%	18.51%	7.36%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$537,831	$517,869	$451,373	$475,459	$241,984	$123,372
Ratio of Expenses to Average Net Assets:[3]
Before (waivers) and deferred tax expense/(benefit)	1.97%	1.99%	1.98%	2.00%	1.89%	2.04%
Expense (waivers)	(0.11%)	(0.12%)	(0.11%)	(0.12%)	(0.01%)	(0.19%)
Net of (waivers) and before deferred tax expense/(benefit)	1.86%[4]	1.87%[4]	1.87%[4]	1.88%[4]	1.88%[5]	1.85%
Deferred tax expense/(benefit)[6,7]	1.78%	3.79%	(13.36%)	5.19%	6.84%	3.88%
Total expenses/(benefit)	3.64%	5.66%	(11.49%)	7.07%	8.72%	5.73%

Ratio of Investment Loss to Average Net Assets:[3]
Before (waivers) and deferred tax benefit	(2.15%)	(2.01%)	(1.65%)	(2.01%)	(1.70%)	(1.96%)
Expense (waivers)	(0.11%)	(0.12%)	(0.11%)	(0.12%)	(0.01%)	(0.19%)
Net of expense (waivers) and before deferred tax benefit	(2.04%)	(1.89%)	(1.54%)	(1.89%)	(1.69%)	(1.77%)
Deferred tax benefit[7,8]	0.32%	0.38%	0.39%	0.41%	0.62%	0.63%
Net investment loss	(1.72%)	(1.51%)	(1.15%)	(1.48%)	(1.07%)	(1.14%)

Portfolio turnover rate	8%	10%	8%	12%	2%	11%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Per share amounts calculated based on average shares outstanding during the period net of deferred tax expense/benefit.
2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Annualized for less than full period.
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.85%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.85%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.43	$9.54	$12.74	$12.14	$12.20
Income/(loss) from investment operations:
Net investment income/(loss)[3]	0.00 [4]	0.01	0.09	(0.05)	(0.04)
Return of capital[3]	0.20	0.41	0.43	0.44	0.00 [4]
Net realized and unrealized gains/(losses)	(0.01)	0.18	(3.01)	0.92	0.33
Total from investment operations	0.19	0.60	(2.49)	1.31	0.29
Distributions to shareholders:
Return of capital	(0.29)	(0.71)	(0.71)	(0.71)	(0.35)
Net asset value, end of period	$9.33	$9.43	$9.54	$12.74	$12.14

Total Return, at Net Asset Value[5]	1.93%	6.83%	(20.25%)	10.87%	2.45%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$415,913	$313,325	$193,494	$57,153	$53,247
Ratio of Expenses to Average Net Assets:[6]
Before deferred tax expense/(benefit)	0.78%[7]	0.80%[8]	0.80%[8]	0.81%[8]	1.32%[9]
Deferred tax expense/(benefit)[10,11]	1.78%	3.79%	(13.36%)	5.19%	0.96%
Total expenses/(benefit)	2.56%	4.59%	(12.56%)	6.00%	2.28%

Ratio of Investment Income/(Loss) to Average Net Assets:[6]
Before deferred tax benefit/(expense)	(0.42%)	(0.29%)	0.45%	(0.82%)	(1.32%)
Deferred tax benefit[11,12]	0.32%	0.38%	0.39%	0.41%	0.46%
Net investment loss	(0.10%)	0.09%	0.84%	(0.41%)	(0.86%)

Portfolio turnover rate	8%	10%	8%	12%	2%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period net of deferred tax expense/benefit.
4.	Amount rounds to less than $0.005.
5.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6.	Annualized for less than full period.
7.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.77%.
8.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.78%.
9.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.29%.
10.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
11.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

12.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class W	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Year Ended November 30, 2012 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.40	$9.53	$12.74	$12.15	$10.77	$10.62
Income/(loss) from investment operations:
Net investment loss[2]	(0.02)	(0.04)	(0.06)	(0.06)	(0.05)	(0.05)
Return of capital[2]	0.20	0.41	0.43	0.44	0.42	0.41
Net realized and unrealized gains/(losses)	0.01	0.21	(2.87)	0.92	1.72	0.50
Total from investment operations	0.19	0.58	(2.50)	1.30	2.09	0.86
Distributions to shareholders:
Return of capital	(0.29)	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$9.30	$9.40	$9.53	$12.74	$12.15	$10.77

Total Return, at Net Asset Value[3]	1.94%	6.62%	(20.33%)	10.78%	19.71%	8.21%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$6,172	$6,708	$19,391	$57,589	$58,357	$61,876
Ratio of expenses to average net assets:[4]
Before (waivers) and deferred tax expense/(benefit)	0.97%	0.99%	0.98%	1.00%	0.87%	0.90%
Expense (waivers)	(0.11%)	(0.12%)	(0.11%)	(0.12%)	(0.01%)	(0.05%)
Net of (waivers) and before deferred tax expense/(benefit)	0.86%[5]	0.87%[5]	0.87%[5]	0.88%[5]	0.86%[6]	0.85%
Deferred tax expense/(benefit)[7,8]	1.78%	3.79%	(13.36%)	5.19%	10.74%	4.18%
Total expenses/(benefit)	2.64%	4.66%	(12.49%)	6.07%	11.60%	5.03%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax benefit/(expense)	(0.79%)	(1.00%)	(1.05%)	(1.02%)	(0.70%)	(0.83%)
Expense (waivers)	(0.11%)	(0.12%)	(0.11%)	(0.12%)	(0.01%)	(0.05%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.68%)	(0.88%)	(0.94%)	(0.90%)	(0.69%)	(0.78%)
Deferred tax benefit[8,9]	0.32%	0.38%	0.39%	0.41%	0.25%	0.26%
Net investment loss	(0.36%)	(0.50%)	(0.55%)	(0.49%)	(0.44%)	(0.52%)

Portfolio turnover rate	8%	10%	8%	12%	2%	11%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Effective June 28, 2013, Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	Per share amounts calculated based on average shares outstanding during the period net of deferred tax expense/benefit.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than a full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 0.85%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Year Ended November 30, 2012 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.40	$9.53	$12.74	$12.15	$10.77	$10.63
Income/(loss) from investment operations:
Net investment loss[2]	(0.01)	(0.01)	(0.00)[3]	(0.05)	(0.05)	(0.06)
Return of capital[2]	0.20	0.41	0.43	0.44	0.43	0.44
Net realized and unrealized gains/(losses)	0.00 [3]	0.18	(2.93)	0.91	1.71	0.47
Total from investment operations	0.19	0.58	(2.50)	1.30	2.09	0.85
Distributions to shareholders:
Return of capital	(0.29)	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$9.30	$9.40	$9.53	$12.74	$12.15	$10.77

Total Return, at Net Asset Value[4]	1.94%	6.62%	(20.33%)	10.78%	19.71%	8.11%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,767,396	$1,598,012	$1,376,872	$1,772,095	$1,375,128	$733,082
Ratio of Expenses to Average Net Assets:[5]
Before (waivers) and deferred tax expense/(benefit)	0.97%	0.99%	0.98%	1.00%	0.88%	0.88%
Expense (waivers)	(0.11%)	(0.12%)	(0.11%)	(0.12%)	(0.01%)	(0.03%)
Net of (waivers) and before deferred tax expense/(benefit)	0.86%[6]	0.87%[6]	0.87%[6]	0.88%[6]	0.87%[7]	0.85%
Deferred tax expense/(benefit)[8,9]	1.78%	3.79%	(13.36%)	5.19%	9.32%	4.20%
Total expenses/(benefit)	2.64%	4.66%	(12.49%)	6.07%	10.19%	5.05%

Ratio of Investment Loss to Average Net Assets:[5]
Before (waivers) and deferred tax benefit/(expense)	(0.70%)	(0.59%)	(0.50%)	(0.96%)	(0.70%)	(0.81%)
Expense (waivers)	(0.11%)	(0.12%)	(0.11%)	(0.12%)	(0.01%)	(0.03%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.59%)	(0.47%)	(0.39%)	(0.84%)	(0.69%)	(0.78%)
Deferred tax benefit[9,10]	0.32%	0.38%	0.39%	0.41%	0.25%	0.26%
Net investment loss	(0.27%)	(0.09%)	0.00%[11]	(0.43%)	(0.44%)	(0.52%)

Portfolio turnover rate	8%	10%	8%	12%	2%	11%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	Per share amounts calculated based on average shares outstanding during the period net of deferred tax expense/benefit.
3.	Less than $0.005.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than a full period
6.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%.
7.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 0.85%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.
11.	Less than 0.005%.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, Class W and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. Effective after August 30, 2013, Class W shares are no longer offered for purchase. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013, although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within an 18-month holding period measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I, W, and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

24 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2018. For the six months ended May 31, 2017, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 31, 2017, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. Upon enactment, a change in the federal income tax rate could have a material impact to the Fund. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.7 percent for state and local tax, net of federal tax expense.

26 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of May 31, 2017:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$27,953,233
State	1,357,729
Total deferred tax expense	$29,310,962

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$27,839,174	35.00%
State income taxes net of federal benefit	1,352,188	1.70%
Effect of permanent differences	119,600	0.15%
Total income tax expense (benefit)	$29,310,962	36.85%

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLPs’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

At May 31, 2017, the Fund determined a valuation allowance was not required. In evaluating a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s daily NAV; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance in these Financial Statements could have a material impact on the Fund’s NAV. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, if required, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2017 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$240,360,677
Capital loss carryforward (tax basis)	15,639,494
Organizational Costs	6,723
Total deferred tax asset	256,006,894

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(359,361,536)
Total deferred tax liability	(359,361,536)

Total net deferred tax asset/(liability)	$(103,354,642)

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

28 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2017, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At May 31, 2017, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$525,993
11/30/2031	11,179,881
11/30/2032	33,698,662
11/30/2033	63,882,188
11/30/2034	129,986,547
11/30/2035	153,875,403
11/30/2036	116,663,919
11/30/2037	145,121,132
Total	$654,933,725

At May 31, 2017, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	42,614,424
Total	$42,614,424

During the period ended May 31, 2017, the Fund utilized $77,801,709 of capital loss carryforward.

At May 31, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,398,438,902
Gross Unrealized Appreciation	$1,141,808,681
Gross Unrealized Depreciation	(167,968,517)
Net Unrealized Appreciation (Depreciation) on Investments	$973,840,164

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global Asset Management, Inc., a wholly-owned subsidiary of OFI, (“OFI Global”) is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

30 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2017, based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$3,016,017,462	$—	$—	$3,016,017,462
Common Stocks*	263,219,338	—	—	263,219,338
Preferred Master Limited Partnership Shares*	—	—	63,363,271	63,363,271
Money Market	29,678,995			29,678,995
Total Assets	$3,308,915,795	$—	$63,363,271	$3,372,279,066

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

32 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Beginning balance November 30, 2016	$40,060,000
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	(1,492,737)
Total realized gain/(loss)	—
Purchases	27,261,832
Sales	—
Return of capital distributions	(2,465,824)
Transfers out of Level 3 during the period	—
Ending balance May 31, 2017	$63,363,271

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at May 31, 2017 is $(3,958,561).

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of May 31, 2017:

Assets Table Investments, at Value:	Value as of May 31, 2017	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Preferred Stocks	$40,720,000	Discounted Cash Flow Model	Illiquidity Discount	n/a	7	%(a)
			Estimated Yield	10.5% - 11.1%	10.8	%(a)
	22,643,271	Discounted Cash Flow Model	Annual Illiquidity Discount	n/a	10	%(b)
			Estimated Yield	n/a	8.64	%(b)
Total	$63,363,271

(a)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and the expected yield based on the average yield on comparable companies’ equity. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could increase (decrease) significantly based on an increase (decrease) in expected yields.

(b)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and an estimated yield based on a recent transaction. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could increase (decrease) significantly based on an increase (decrease) in estimated yields.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Private Investment in Public Entity	$—	$(19,351,519)
Master Limited Partnership Shares	19,351,519
Total Assets	$19,351,519	$(19,351,519)

*	Transfers from Level 2 to Level 1 are a result of a certain privately held security becoming freely tradeable and being priced using quoted prices from an active market.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder

34 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks (Continued)

of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of MLPs, the majority of which operate in the energy and/or natural resources sector. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest in each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2017		Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	10,548,005	$100,681,926	28,810,307	$251,292,498
Dividends and/or distributions reinvested	1,953,627	18,679,511	4,848,811	42,909,131
Redeemed	(21,654,514)	(203,200,161)	(30,048,645)	(261,340,958)
Net Increase/(Decrease)	(9,152,882)	$(83,838,724)	3,610,473	$32,860,671

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Shares of Beneficial Interest (Continued)

	Six Months Ended May 31, 2017		Year Ended November 30, 2016

	Shares	Amount	Shares	Amount
Class C
Sold	7,705,050	$70,471,038	19,788,955	$168,230,548
Dividends and/or distributions reinvested	1,878,615	17,237,706	4,377,630	37,507,093
Redeemed	(6,229,861)	(56,792,304)	(15,233,409)	(128,312,406)
Net Increase	3,353,804	$30,916,440	8,933,176	$77,425,235

Class I
Sold	15,436,875	$151,152,917	24,135,985	$213,799,951
Dividends and/or distributions reinvested	1,069,703	10,503,171	1,869,307	17,067,890
Redeemed	(5,164,764)	(50,572,988)	(13,034,589)	(113,941,504)
Net Increase	11,341,814	$111,083,100	12,970,703	$116,926,337

Class W
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	20,429	200,352	77,300	679,178
Redeemed	(70,336)	(684,158)	(1,398,461)	(11,579,997)
Net Decrease	(49,907)	$(483,806)	(1,321,161)	$(10,900,819)

Class Y
Sold	48,667,015	$472,015,917	99,929,271	$884,972,482
Dividends and/or distributions reinvested	4,812,420	47,164,293	10,825,544	98,106,060
Redeemed	(33,421,490)	(325,112,259)	(85,263,758)	(749,716,062)
Net Increase	20,057,945	$194,067,951	25,491,057	$233,362,480

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 31, 2017, were as follows:

	Purchases	Sales
Investment securities	$506,754,190	$272,592,528

36 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.70%	0.68%	0.65%

The Fund’s effective management fee for the six months ended May 31, 2017 was 0.70% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 31, 2017	$156,335	$10,577	$24,357

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and litigation expense, if any) exceed 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class W shares, and 0.85% for Class Y shares.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/

38 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

(benefit) is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the six months ended May 31, 2017, the Manager reimbursed $319,536, $271,316, $3,318, and $852,745 for Class A, Class C, Class W, and Class Y respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at May 31, 2017:

Eligible Expense Recoupment Expiring:
November 30, 2017	$3,539,444
November 30, 2018	3,233,228
November 30, 2019	3,014,707
November 30, 2020	1,446,915

During the six months ended May 31, 2017, the Manager did not recoup any expenses.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, W and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$40,227
Class C	34,533
Class W	415
Class Y	109,173

This fee waiver and/or reimbursement may be terminated at any time.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board of Trustees. These procedures are designed to ensure that any cross-trade of securities by the Fund from or to another fund that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 39

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $234,659,660 in purchases and $50,000,314 in sales considered cross-trades, resulting in $18,570,358 of tax adjusted realized gain/(loss).

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Alpha Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 17, 2017, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the period ended May 31, 2017, the Fund paid $102,073 in borrowing fees. The Fund did not utilize the facility during the period ended May 31, 2017.

40 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Select 40 Fund	1/6/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	2/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	3/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	4/5/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	5/5/17	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 41

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer
and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen & Company, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 43

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure. Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve

44 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

PRIVACY POLICY NOTICE (Continued)

your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 45

PRIVACY POLICY NOTICE (Continued)

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

46 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

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OPPENHEIMER STEELPATH MLP SELECT 40 FUND 47

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1383.001.0517 July 28, 2017

Semiannnual Report 5/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer SteelPath MLP Alpha Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22
Distribution Sources	39
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	40
Trustees and Officers	41
Privacy Policy Notice	42

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	1.09%	-4.70%	10.81%	2.28%
1-Year	4.71%	-1.34%	17.47%	6.24%
5-Year	3.79%	2.57%	15.42%	2.57%
Since Inception (3/31/10)	4.87%	4.01%	13.00%	6.45%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP ALPHA FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 1.09% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return gain of 2.28%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax, which contributed partially to the Fund’s underperformance this reporting period. This generally has a negative impact on the Fund’s performance versus the Index in up markets, and a positive impact on performance in down markets. During the same period, the S&P 500 Index produced a total return gain of 10.81%.

Over the six-month reporting period ended May 31, 2017, the midstream sector underperformed the broader markets as the correlation of price performance between midstream equities and crude oil remained elevated over the period. While the sector performed well early in the period, subsequent crude oil price weakness was accompanied by midstream price weakness. This crude oil price weakness appeared to stem primarily from continued U.S. inventory builds as well as fears that U.S. shale producers were ramping production more quickly than previously anticipated. Interestingly, while a quicker than expected resurgence of U.S. shale production may serve to temper the crude price recovery, we believe midstream assets should benefit through the resultant volume improvements regardless.

The influence of Washington remained topical over the period. In contrast to the challenging energy regulatory environment of the prior presidential administration, President Trump signed multiple midstream related executive orders in late January designed to expedite current and future midstream projects. Two orders were individually specific to the Keystone XL and Dakota Access Pipelines, each directing respective authorities to take all actions necessary and appropriate to facilitate the implementation of the projects. Additionally, President Trump signed an order to expedite the review and approval of high priority infrastructure projects. Separately, three large natural gas pipeline projects, representing a collective $7.5 billion of growth capital spending, received Federal Energy Regulatory Commission (FERC) approval in early February, just ahead of FERC’s loss of a quorum due to the resignation of a FERC commissioner. While at the end of the reporting period the commission still lacked a quorum to vote on project approvals, President Trump had made nominations to fill two of the three vacancies. However, Commissioner Colette Honorable has also announced her intention to not seek another term when her current seat expires in June, but that she is willing to stay on until the end of the year, awaiting her replacement.

OPPENHEIMER STEELPATH MLP ALPHA FUND 3

Over the reporting period, we estimate approximately $15 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents an increase from approximately $11 billion that was raised over the six month reporting period ended May 31, 2016. Midstream companies also raised approximately $15 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects and to fund acquisitions.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $47.66 per barrel, down 4% over the reporting period. Global crude prices, as measured by Brent crude oil, traded 2% higher over the reporting period. As previously noted, the crude oil price decline appeared to stem primarily from continued U.S. inventory builds as well as fears that U.S. shale producers were ramping up production more quickly than previously anticipated. Brent exited the period at a $3 per barrel premium to WTI, which is near the historic norm. However, this reversion represents a departure from the $8 to $9 per barrel Brent premium present from 2009 to 2015.

Henry Hub natural gas spot prices exited the period at $3.20 per million British thermal units (“mmbtu”), down 3% over the reporting period, while up 52% from the year-ago period. Natural gas pricing has benefited from a long awaited realignment of supply-demand in which natural gas usage as a heating and electric generation fuel has increased as gas production volume growth has moderated, and as increased exports have become a reality via both liquefied natural gas and new pipelines to Mexico.

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $24.13 per barrel, a 1% decline over the reporting period. Pricing for NGL purity products varied, with ethane and propane trading higher over the period while butane, isobutene, and natural gasoline prices declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.30 per gallon, up 8% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates increased while the yields on longer-dated maturities declined. The ten-year Treasury yield declined 18 basis points to end the period at 2.20%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 17 basis points to 5.22%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 7.50% (as measured by the Dow Jones Equity REIT Total Return Index) and 16.86% (as measured by the Dow Jones Utility Average

4 OPPENHEIMER STEELPATH MLP ALPHA FUND

Index), respectively, as compared to the AMZ’s 2.28% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the gathering and processing subsector provided the best performance over the period, buoyed by improved volumetric projections. The natural gas pipeline group followed as investors continued to express preference for the safety of long-haul natural gas pipelines, particularly those backed by utility demand pull.

The upstream subsector experienced the weakest performance over the reporting period as these entities’ cash flows were directly impacted by commodity price weakness over the period. The coal subsector also lagged over the reporting period as domestic coal pricing generally weakened through the reporting period.

FUND REVIEW

Key contributors to the Fund’s performance were TC Pipelines, LP (TCP) and Tallgrass Energy GP, LP (TEGP).

TCP units outperformed over the period, during which the partnership announced plans to acquire its sponsor’s interest in the Iroquois Gas Transmission System and an interest in the Portland Natural Gas Transmission System. Additionally, TCP’s sponsor, TransCanada Corp (TRP), closed its acquisition of Columbia Pipeline Partners (CPPL). We believe that TRP may offer some or all of these assets to TCP in the future, further improving TCP’s growth backlog.

TEGP units outperformed over the period as the general partner’s underlying operating partnership, Tallgrass Energy Partners (TEP), announced better than expected operating and financial results as well as new long-term contracts on the Rockies Express Pipeline. TEGP management expects to grow its distribution by 30% to 40% over 2017.

Key detractors from the Fund’s performance were Targa Resources Corp (TRGP) and Plains All American Pipeline (PAA).

TRGP shares underperformed over the reporting period after reporting weaker than expected results for the first quarter of 2017. During the reporting period, TRGP announced an acquisition that is expected to enhance its already substantial footprint in the premier Permian basin while also facilitating TRGP’s entry into crude gathering activities in the play.

PAA units underperformed over the period as headwinds in its Supply & Logistics segment resulted in operational performance that was below market expectations. Despite continued headwinds in the first half of 2017, Plains is expecting improvement in fee-based volumes and margins during the second half of 2017 and

OPPENHEIMER STEELPATH MLP ALPHA FUND 5

into 2018. With its significant asset footprint in the Permian basin, Plains is expected to be one of the primary beneficiaries of continued production growth in the basin.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place for a portion of the reporting period, but did not have one in place at period end. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We continue to believe we have seen the worst of this energy market down cycle. In our opinion, the rate of midstream growth will likely moderate from peak levels, but average distributions are still likely to grow. We expect midstream operators to benefit from the reflation of domestic hydrocarbon production and the more efficient use of existing assets going forward, in contrast to the widespread need to construct new assets over the first years of shale production growth. We believe current market valuations underestimate the potential for renewed business growth going forward and we remain optimistic on the sector’s prospects. Consequently, we believe midstream MLPs continue to offer attractive total return potential based on the potential for price appreciation and stable or growing distribution streams.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

6 OPPENHEIMER STEELPATH MLP ALPHA FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Partners LP	11.22%
Enterprise Products Partners LP	7.89%
TC Pipelines LP	7.53%
Energy Transfer Equity LP	7.50%
Magellan Midstream Partners LP	7.25%
MPLX LP	6.70%
Targa Resources Corp.	6.65%
Tallgrass Energy GP LP	4.72%
Williams Partners LP	4.71%
Buckeye Partners LP	4.10%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and are based on the total market value of investments.

OPPENHEIMER STEELPATH MLP ALPHA FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/17

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/2010	1.09%	4.71%	3.79%	4.87%
CLASS C (MLPGX)	8/25/2011	0.55%	3.82%	2.99%	3.56%
CLASS I (OSPAX)	6/28/2013	1.17%	5.16%	N/A	-0.93%
CLASS Y (MLPOX)	3/31/2010	1.18%	4.95%	4.04%	5.14%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/17

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/2010	-4.70%	-1.34%	2.57%	4.01%
CLASS C (MLPGX)	8/25/2011	-0.42%	2.86%	2.99%	3.56%
CLASS I (OSPAX)	6/28/2013	1.17%	5.16%	N/A	-0.93%
CLASS Y (MLPOX)	3/31/2010	1.18%	4.95%	4.04%	5.14%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance

8 OPPENHEIMER STEELPATH MLP ALPHA FUND

is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP ALPHA FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP ALPHA FUND

Actual	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During 6 Months Ended May 31, 2017
CLASS A	$ 1,000.00	$ 1,010.90	$ 13.40
CLASS C	1,000.00	1,005.50	17.12
CLASS I	1,000.00	1,011.70	11.74
CLASS Y	1,000.00	1,011.80	12.16

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,011.68	13.40
CLASS C	1,000.00	1,007.93	17.14
CLASS I	1,000.00	1,013.33	11.75
CLASS Y	1,000.00	1,012.92	12.16

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2017 are as follows:

Class	Expense Ratios
CLASS A	2.67%
CLASS C	3.42
CLASS I	2.34
CLASS Y	2.42

The expense ratios for Class A, C, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP ALPHA FUND 11

STATEMENT OF INVESTMENTS May 31, 2017 / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 82.5%
Diversified — 14.3%
Enterprise Products Partners LP	10,031,150	$268,935,132
Westlake Chemical Partners LP [1]	2,460,450	59,788,935
Williams Partners LP	4,100,031	160,598,214
Total Diversified		489,322,281

Gathering/Processing — 4.3%
Antero Midstream GP LP	3,970,662	87,672,217
Western Gas Partners LP	1,056,465	58,876,794
Total Gathering/Processing		146,549,011

Natural Gas Pipelines — 33.5%
Energy Transfer Equity LP	15,004,580	255,678,043
Energy Transfer Partners LP [1]	17,576,299	382,460,266
EQT Midstream Partners LP	1,254,116	92,503,596
Rice Midstream Partners LP [1]	5,043,988	123,628,146
Tallgrass Energy Partners LP	667,368	33,101,453
TC Pipelines LP [1]	4,560,096	256,596,602
Total Natural Gas Pipelines		1,143,968,106

Petroleum Transportation — 30.4%
Buckeye Partners LP	2,181,690	139,628,160
Genesis Energy LP	3,475,502	108,400,907
Magellan Midstream Partners LP	3,404,874	247,159,804
MPLX LP	6,906,877	228,272,285
Phillips 66 Partners LP	1,962,425	97,179,286
Plains All American Pipeline LP	3,678,128	97,396,830
Petroleum Transportation — 30.4% (Continued)
Plains GP Holdings LP, Class A	4,359,600	$116,270,532
Tesoro Logistics LP	11,289	598,091
Total Petroleum Transportation		1,034,905,895

Total Master Limited Partnership Shares
(identified cost $2,627,374,502)		2,814,745,293

Common Stock — 13.5%
Diversified — 2.1%
Williams Cos., Inc.	2,543,872	72,754,739

Gathering/Processing — 6.7%
Targa Resources Corp.	4,934,980	226,663,631

Natural Gas Pipelines — 4.7%
Tallgrass Energy GP LP [1]	6,237,580	160,742,437

Total Common Stock
(identified cost $405,475,256)		460,160,807

Short-Term Investments — 0.1%
Money Market — 0.1%
Fidelity Treasury Portfolio, Institutional Class, 0.633%[2]	1,914,555	1,914,555

Total Short-Term Investments
(identified cost $1,914,555)		1,914,555

Total Investments — 96.1%
(identified cost $3,034,764,313)		3,276,820,655
Other Assets In Excess of Liabilities — 3.9%		131,927,101
Net Assets — 100.0%		$3,408,747,756

12 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 31, 2017, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2016	Gross Additions	Gross Reductions	Shares May 31, 2017
Energy Transfer Partners LP i, ii	9,493,711	12,556,709	(4,474,121)	17,576,299
Nustar GP Holdings LLC [i]	2,341,638	—	(2,341,638)	—
Rice Midstream Partners LP	168,500	5,324,132	(448,644)	5,043,988
Rice Midstream Partners LP PIPE Units [i]	4,788,003	—	(4,788,003)	—
Tallgrass Energy GP LP	7,338,310	276,946	(1,377,676)	6,237,580
TC Pipelines LP	4,803,969	136,439	(380,312)	4,560,096
TransMontaigne Partners LP [i]	989,349	—	(989,349)	—
Westlake Chemical Partners LP	2,830,575	137,029	(507,154)	2,460,450

	Value May 31, 2017	Distributions	Realized Gain/(Loss)
Energy Transfer Partners LP i, ii	$382,460,266	$16,481,934	$26,074,496
Nustar GP Holdings LLC [i]	—	1,251,425	(604,512)
Rice Midstream Partners LP	123,628,146	2,733,327	1,288,588
Rice Midstream Partners LP PIPE Units [i]	—	—	—
Tallgrass Energy GP LP	160,742,437	3,866,811	32,810
TC Pipelines LP	256,596,602	9,073,335	12,604,336
TransMontaigne Partners LP [i]	—	699,966	17,723,243
Westlake Chemical Partners LP	59,788,935	1,764,173	4,848,294
	$983,216,386	$35,870,971	$61,967,255

i	Is not an affiliate as of May 31, 2017. Was an affiliate during the period ended May 31, 2017.

ii	Acquired by Sunoco Logistics Partners LP April 28, 2017. Name changed from Sunoco Logistic Partners LP effective May 1, 2017.

2.	Variable rate security; the coupon rate represents the rate at May 31, 2017.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 13

STATEMENT OF ASSETS AND LIABILITIES May 31, 2017 / Unaudited

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,053,780,102)	$2,293,604,269
Affiliated companies (cost $980,984,211)	983,216,386
3,276,820,655
Deferred tax asset, net	140,495,850
Receivable for beneficial interest sold	3,851,691
Receivable for investments sold	8,027,141
Prepaid expenses	193,831
Dividends receivable	3,920
Total assets	3,429,393,088

Liabilities:
Payable for beneficial interest redeemed	11,606,680
Payable for investments purchased	4,237,284
Payable to Manager	2,990,560
Payable for distribution and service plan fees	828,649
Transfer agent fees payable	588,408
Trustees' fees payable	30,089
Borrowing expense payable	18,682
Other liabilities	344,980
Total liabilities	20,645,332

Net Assets	$3,408,747,756

Composition of Net Assets
Par value of shares of beneficial interest	$383,012
Paid-in capital	3,622,356,139
Undistributed net investment loss, net of deferred taxes	(130,471,774)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(235,844,582)
Net unrealized appreciation on investments, net of deferred taxes	152,324,961
Net Assets	$3,408,747,756

14 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$8.88
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.42
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$8.47
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$9.12
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$9.09

Net Assets:
Class A shares	$804,699,786
Class C shares	730,271,933
Class I shares	151,939,618
Class Y shares	1,721,836,419
Total Net Assets	$3,408,747,756

Shares Outstanding:
Class A shares	90,658,900
Class C shares	86,186,022
Class I shares	16,661,581
Class Y shares	189,505,494
Total Shares Outstanding	383,011,997

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 15

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2017 / Unaudited

Investment Income
Distributions from:
Unaffiliated Master Limited Partnerships	$70,428,433
Affiliated Master Limited Partnerships	35,870,971
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(70,428,433)
Affiliated Master Limited Partnerships	(35,870,971)
Dividend income	1,784,697
Total investment income	1,784,697

Expenses
Management fees	19,727,457
Distribution and service plan fees
Class A	1,318,494
Class C	3,918,706
Transfer agent fees
Class A	1,163,767
Class C	862,128
Class I	20,508
Class Y	1,781,329
Administrative fees	372,983
Tax expense	125,049
Borrowing fees	111,761
Legal, auditing, and other professional fees	111,659
Custody fees	94,384
Registration fees	56,485
Trustees’ fees	53,365
Other	66,165
Total expenses, before waivers and deferred taxes	29,784,240
Less expense waivers	(1,887,111)
Net expenses, before deferred taxes	27,897,129

Net investment loss, before deferred taxes	(26,112,432)
Deferred tax benefit	10,183,151
Net investment loss, net of deferred taxes	(15,929,281)

Net Realized and Unrealized Gains/Losses on Investments:
Net Realized Gains/Losses
Investments from:
Unaffiliated companies	80,676,588
Affiliated companies	61,967,255
Deferred tax expense	(52,350,290)
Net realized gains, net of deferred taxes	90,293,553
Net Change in Unrealized Appreciation
Investments	(58,017,843)
Deferred tax benefit	21,292,548
Net change in unrealized appreciation, net of deferred taxes	(36,725,295)

Net realized and unrealized gains on investments, net of deferred taxes	53,568,258
Change in net assets resulting from operations	$37,638,977

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2017 (Unaudited)	For the Year Ended November 30, 2016
Operations
Net investment loss, net of deferred taxes	$(15,929,281)	$(21,712,058)
Net realized gains / losses, net of deferred taxes	90,293,553	(313,158,036)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(36,725,295)	482,304,049
Change in net assets resulting from operations	37,638,977	147,433,955

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(32,685,161)	(83,067,958)
Class C shares	(24,712,233)	(60,197,247)
Class I shares	(4,055,155)	(3,184,331)
Class Y shares	(47,122,720)	(112,993,001)
Change in net assets resulting from distributions to shareholders	(108,575,269)	(259,442,537)

Beneficial Interest Transactions
Class A shares	(252,645,199)	(107,343,565)
Class C shares	(24,546,690)	20,072,272
Class I shares	56,641,675	87,606,240
Class Y shares	205,843,792	1,504,531
Change in net assets resulting from beneficial interest transactions	(14,706,422)	1,839,478
Change in net assets	(85,642,714)	(110,169,104)

Net Assets
Beginning of period	3,494,390,470	3,604,559,574
End of period	$3,408,747,756	$3,494,390,470

Undistributed net investment loss, net of deferred taxes	$(130,471,774)	$(114,542,493)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 17

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.05	$9.32	$12.81	$12.04	$10.70	$10.38
Income/(loss) from investment operations:
Net investment loss[1]	(0.04)	(0.06)	(0.07)	(0.12)	(0.11)	(0.10)
Return of capital[1]	0.17	0.35	0.40	0.42	0.42	0.41
Net realized and unrealized gains/(losses)	(0.02)	0.13	(3.13)	1.16	1.72	0.70
Total from investment operations	0.11	0.42	(2.80)	1.46	2.03	1.01
Distributions to shareholders:
Return of capital	(0.28)	(0.69)	(0.69)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$8.88	$9.05	$9.32	$12.81	$12.04	$10.70

Total Return, at Net Asset Value[2]	1.09%	5.25%	(22.59%)	12.26%	19.29%	9.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$804,700	$1,073,057	$1,226,012	$1,937,356	$1,154,926	$193,974
Ratio of Expenses to Average Net Assets:[3]
Before (waivers) and deferred tax expense/(benefit)	1.62%	1.64%	1.63%	1.65%	1.55%	1.58%
Expense (waivers)	(0.11%)	(0.11%)	(0.11%)	(0.12%)	(0.03%)	(0.08%)
Net of (waivers) and before deferred tax expense/(benefit)	1.51%[4]	1.53%[4]	1.52%[4]	1.53%[4]	1.52%[5]	1.50%
Deferred tax expense/(benefit)[6,7]	1.16%	2.54%	(14.45%)	5.38%	8.07%	5.55%
Total expenses/(benefit)	2.67%	4.07%	(12.93%)	6.91%	9.59%	7.05%

Ratio of Investment Loss to Average Net Assets:[3]
Before (waivers) and deferred tax benefit/(expense)	(1.60%)	(1.32%)	(1.38%)	(1.57%)	(1.52%)	(1.57%)
Expense (waivers)	(0.11%)	(0.11%)	(0.11%)	(0.12%)	(0.03%)	(0.08%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.49%)	(1.21%)	(1.27%)	(1.45%)	(1.49%)	(1.49%)
Deferred tax benefit[7,8]	0.56%	0.55%	0.63%	0.54%	0.54%	0.53%
Net investment loss	(0.93%)	(0.66%)	(0.64%)	(0.91%)	(0.95%)	(0.96%)

Portfolio turnover rate	24%	35%	36%	17%	9%	15%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Per share amounts calculated based on average shares outstanding during the period net of deferred tax expense/benefit.
2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Annualized for less than a full period.
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.50%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.50%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012
Per Share Operating Data
Net Asset Value, Beginning of Period	$8.69	$9.04	$12.53	$11.89	$10.64	$10.40
Income/(loss) from investment operations:
Net investment loss[1]	(0.08)	(0.13)	(0.16)	(0.22)	(0.17)	(0.15)
Return of capital[1]	0.17	0.35	0.40	0.42	0.42	0.44
Net realized and unrealized gains/(losses)	(0.03)	0.12	(3.04)	1.13	1.69	0.64
Total from investment operations	0.06	0.34	(2.80)	1.33	1.94	0.93
Distributions to shareholders:
Return of capital	(0.28)	(0.69)	(0.69)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$8.47	$8.69	$9.04	$12.53	$11.89	$10.64

Total Return, at Net Asset Value[2]	0.55%	4.51%	(23.11%)	11.30%	18.54%	9.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$730,272	$772,963	$783,886	$1,011,690	$451,351	$14,593
Ratio of Expenses to Average Net Assets:[3]
Before (waivers) and deferred tax expense/(benefit)	2.37%	2.39%	2.38%	2.40%	2.30%	2.63%
Expense (waivers)	(0.11%)	(0.11%)	(0.11%)	(0.12%)	(0.03%)	(0.38%)
Net of (waivers) and before deferred tax expense/(benefit)	2.26%[4]	2.28%[4]	2.27%[4]	2.28%[4]	2.27%[5]	2.25%
Deferred tax expense/(benefit)[6,7]	1.16%	2.54%	(14.45%)	5.38%	6.91%	5.29%
Total expenses/(benefit)	3.42%	4.82%	(12.18%)	7.66%	9.18%	7.54%

Ratio of Investment Loss to Average Net Assets:[3]
Before (waivers) and deferred tax benefit/(expense)	(2.56%)	(2.27%)	(2.21%)	(2.34%)	(2.27%)	(2.63%)
Expense (waivers)	(0.11%)	(0.11%)	(0.11%)	(0.12%)	(0.03%)	(0.38%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.45%)	(2.16%)	(2.10%)	(2.22%)	(2.24%)	(2.25%)
Deferred tax benefit[7,8]	0.56%	0.55%	0.63%	0.54%	0.82%	0.81%
Net investment loss	(1.89%)	(1.61%)	(1.47%)	(1.68%)	(1.42%)	(1.44%)

Portfolio turnover rate	24%	35%	36%	17%	9%	15%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Per share amounts calculated based on average shares outstanding during the period net of deferred tax expense/benefit.
2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Annualized for less than a full period.
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 2.25%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 2.25%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.28	$9.50	$12.99	$12.17	$12.15
Income/(loss) from investment operations:
Net investment income/(loss)[3]	(0.00)[4]	0.09	(0.05)	(0.12)	(0.04)
Return of capital[3]	0.17	0.35	0.40	0.42	0.19
Net realized and unrealized gains/(losses)	(0.05)	0.03	(3.15)	1.21	0.21
Total from investment operations	0.12	0.47	(2.80)	1.51	0.36
Distributions to shareholders:
Return of capital	(0.28)	(0.69)	(0.69)	(0.69)	(0.34)
Net asset value, end of period	$9.12	$9.28	$9.50	$12.99	$12.17

Total Return, at Net Asset Value[5]	1.17%	5.70%	(22.27%)	12.55%	3.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$151,940	$99,431	$9,722	$3,732	$73
Ratio of Expenses to Average Net Assets:[6]
Before deferred tax expense/(benefit)	1.18%[7]	1.18%[7]	1.19%[7]	1.20%[7]	1.32%[8]
Deferred tax expense/(benefit)[9,10]	1.16%	2.54%	(14.45%)	5.38%	4.51%
Total expenses/(benefit)	2.34%	3.72%	(13.26%)	6.58%	5.83%

Ratio of Investment Loss to Average Net Assets:[6]
Before deferred tax benefit/(expense)	(0.47%)	0.45%	(1.12%)	(1.47%)	(1.29%)
Deferred tax benefit[10,11]	0.56%	0.55%	0.63%	0.54%	0.46%
Net investment income/(loss)	0.09%	1.00%	(0.49%)	(0.93%)	(0.83%)

Portfolio turnover rate	24%	35%	36%	17%	9%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period net of deferred tax expense/benefit.
4.	Less than $0.005.
5.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6.	Annualized for less than full period.
7.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.17%, 1.15%, 1.17% and 1.18% for the periods ended May 31, 2017, November 30, 2016, November 30, 2015 and November 28, 2014, respectively.

8.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.06%.
9.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
10.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

11.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Year Ended November 30, 2012[1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.25	$9.49	$12.99	$12.18	$10.78	$10.43
Income/(loss) from investment operations:
Net investment loss[2]	(0.02)	(0.02)	(0.03)	(0.07)	(0.10)	(0.09)
Return of capital[2]	0.17	0.35	0.40	0.42	0.41	0.40
Net realized and unrealized gains/(losses)	(0.03)	0.12	(3.18)	1.15	1.78	0.73
Total from investment operations	0.12	0.45	(2.81)	1.50	2.09	1.04
Distributions to shareholders:
Return of capital	(0.28)	(0.69)	(0.69)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$9.09	9.25	$9.49	$12.99	$12.18	$10.78

Total Return, at Net Asset Value[3]	1.18%	5.48%	(22.34%)	12.46%	19.72%	10.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,721,836	$1,548,940	$1,584,939	$2,193,129	$1,218,475	$613,704
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense/(benefit)	1.37%	1.39%	1.38%	1.40%	1.29%	1.29%
Expense (waivers)	(0.11%)	(0.11%)	(0.11%)	(0.12%)	(0.03%)	(0.04%)
Net of (waivers) and before deferred tax expense/(benefit)	1.26%[5]	1.28%[5]	1.27%[5]	1.28%[5]	1.26%[6]	1.25%
Deferred tax expense/(benefit)[7,8]	1.16%	2.54%	(14.45%)	5.38%	9.27%	5.60%
Total expenses/(benefit)	2.42%	3.82%	(13.18%)	6.66%	10.53%	6.85%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax benefit/(expense)	(1.13%)	(0.92%)	(1.03%)	(1.21%)	(1.26%)	(1.29%)
Expense (waivers)	(0.11%)	(0.11%)	(0.11%)	(0.12%)	(0.03%)	(0.04%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.02%)	(0.81%)	(0.92%)	(1.09%)	(1.23%)	(1.25%)
Deferred tax benefit[8,9]	0.56%	0.55%	0.63%	0.54%	0.45%	0.44%
Net investment loss	(0.46%)	(0.26%)	(0.29%)	(0.55%)	(0.78%)	(0.81%)

Portfolio turnover rate	24%	35%	36%	17%	9%	15%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	Per share amounts calculated based on average shares outstanding during the period net of deferred tax expense/benefit.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than a full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.25%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.25%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 21

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Alpha Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within an 18-month holding period measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

22 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2018. For the six months ended May 31, 2017, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 31, 2017, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

OPPENHEIMER STEELPATH MLP ALPHA FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. Upon enactment, a change in the federal income tax rate could have a material impact to the Fund. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.7 percent for state and local tax, net of federal tax expense.

24 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

The Fund’s income tax provision consists of the following as of May 31, 2017:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$19,907,648
State	966,943
Total deferred tax expense	$20,874,591

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$20,479,748	35.00%
State income taxes net of federal benefit	994,730	1.70%
Effect of permanent differences	(599,887)	(1.03%)
Total income tax expense (benefit)	$20,874,591	35.67%

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

OPPENHEIMER STEELPATH MLP ALPHA FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

At May 31, 2017, the Fund determined a valuation allowance was not required. In evaluating a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s daily NAV; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance in these Financial Statements could have a material impact on the Fund’s NAV. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, if required, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2017 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$267,819,674
Capital loss carryforward (tax basis)	127,922,017
Total deferred tax asset	395,741,691

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(255,245,841)
Total deferred tax liability	(255,245,841)

Total net deferred tax asset/(liability)	$140,495,850

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

26 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2017, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At May 31, 2017, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$1,194,164
11/30/2031	7,264,183
11/30/2032	34,906,904
11/30/2033	59,435,302
11/30/2034	89,553,891
11/30/2035	148,345,011
11/30/2036	201,995,745
11/30/2037	187,058,681
Total	$729,753,881

At May 31, 2017, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$348,561,353
Total	$348,561,353

During the period ended May 31, 2017, the Fund utilized $325,008,496 of capital loss carryforward.

OPPENHEIMER STEELPATH MLP ALPHA FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

At May 31, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,581,150,399
Gross Unrealized Appreciation	$878,045,364
Gross Unrealized Depreciation	(182,375,108)
Net Unrealized Appreciation (Depreciation) on Investments	$695,670,256

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global Asset Management, Inc., a wholly-owned subsidiary of OFI, (“OFI Global”), is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee

28 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

OPPENHEIMER STEELPATH MLP ALPHA FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value.

30 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2017, based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$2,814,745,293	$—	$—	$2,814,745,293
Common Stocks*	460,160,807	—	—	460,160,807
Short-Term Investments	1,914,555	—	—	1,914,555
Total Assets	$3,276,820,655	$—	$—	$3,276,820,655

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Master Limited Partnership Shares	$92,887,258	$92,887,258
Total Assets	$92,887,258	$92,887,258

*	Transfers from Level 2 to Level 1 are a result of a certain privately held security becoming freely tradeable and being priced using quoted prices from an active market.

The Fund did not hold any Level 3 securities during the six months ended May 31, 2017.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

OPPENHEIMER STEELPATH MLP ALPHA FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of MLPs, the majority of which operate in the energy and/or natural resources sector. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

32 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest in each class. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended May 31, 2017		Year Ended November 30, 2016

	Shares	Amount	Shares	Amount
Class A
Sold	10,673,581	$100,026,806	37,141,721	$306,695,302
Dividends and/or distributions reinvested	3,177,512	29,851,819	8,746,596	74,466,025
Redeemed	(41,705,746)	(382,523,824)	(58,851,485)	(488,504,892)
Net Increase/(Decrease)	(27,854,653)	$(252,645,199)	(12,963,168)	$(107,343,565)

Class C
Sold	6,661,686	$59,489,874	22,176,519	$178,360,419
Dividends and/or distributions reinvested	2,671,530	24,031,536	7,080,415	58,259,668
Redeemed	(12,120,954)	(108,068,100)	(26,981,897)	(216,547,815)
Net Increase/(Decrease)	(2,787,738)	$(24,546,690)	2,275,037	$20,072,272

Class I
Sold	6,923,416	$65,867,959	10,505,137	$94,708,240
Dividends and/or distributions reinvested	417,980	4,029,056	345,881	3,143,664
Redeemed	(1,395,606)	(13,255,340)	(1,158,219)	(10,245,664)
Net Increase	5,945,790	$56,641,675	9,692,799	$87,606,240

Class Y
Sold	51,581,711	$485,502,661	92,739,654	$771,561,708
Dividends and/or distributions reinvested	4,815,359	46,289,560	12,768,122	111,263,903
Redeemed	(34,318,489)	(325,948,429)	(105,102,540)	(881,321,080)
Net Increase	22,078,581	$205,843,792	405,236	$1,504,531

OPPENHEIMER STEELPATH MLP ALPHA FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 31, 2017, were as follows:

	Purchases	Sales
Investment securities	$852,345,675	$881,811,741

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.10%	1.08%	1.05%

The Fund’s effective management fee for the six months ended May 31, 2017 was 1.10% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable.

34 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

OPPENHEIMER STEELPATH MLP ALPHA FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 31, 2017	$195,534	$8,686	$30,354

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and litigation expense, if any) exceed 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the six months ended May 31, 2017, the Manager reimbursed $513,040, $378,653, and $779,305 for Class A, Class C, and Class Y, respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

36 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

The following table represents amounts eligible for recovery at May 31, 2017:

Eligible Expense Recoupment Expiring:
November 30, 2017	$4,876,625
November 30, 2018	4,954,289
November 30, 2019	3,611,512
November 30, 2020	1,670,998

During the six months ended May 31, 2017, the Manager did not recoup any expenses.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$65,640
Class C	48,890
Class Y	101,583

This fee waiver and/or reimbursement may be terminated at any time.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board of Trustees. These procedures are designed to ensure that any cross-trade of securities by the Fund from or to another fund that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $28,616,208 in purchases and $311,772,150 in sales considered cross-trades, resulting in $30,980,523 of tax adjusted realized gain/(loss).

OPPENHEIMER STEELPATH MLP ALPHA FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 17, 2017, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the six months ended May 31, 2017, the Fund paid $111,761 in borrowing fees. The Fund did not utilize the facility during the six months ended May 31, 2017.

38 OPPENHEIMER STEELPATH MLP ALPHA FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Alpha Fund	1/6/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	2/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	3/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	4/5/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	5/5/17	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP ALPHA FUND 39

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

40 OPPENHEIMER STEELPATH MLP ALPHA FUND

OPPENHEIMER STEELPATH MLP ALPHA FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen & Company, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER STEELPATH MLP ALPHA FUND 41

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure. Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

42 OPPENHEIMER STEELPATH MLP ALPHA FUND

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

OPPENHEIMER STEELPATH MLP ALPHA FUND 43

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

44 OPPENHEIMER STEELPATH MLP ALPHA FUND

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OPPENHEIMER STEELPATH MLP ALPHA FUND 45

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46 OPPENHEIMER STEELPATH MLP ALPHA FUND

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OPPENHEIMER STEELPATH MLP ALPHA FUND 47

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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oppenheimerfunds.com

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800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1387.001.0517 July 28, 2017

Semiannual Report 5/31/2017

OppenheimerFunds®
The Right Way to Invest

Oppenheimer SteelPath MLP Income Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	24
Distribution Sources	42
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	43
Trustees and Officers	44
Privacy Policy Notice	45

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	-0.09%	-5.89%	10.81%	2.28%
1-Year	3.69%	-2.32%	17.47%	6.24%
5-Year	2.13%	0.92%	15.42%	2.57%
Since Inception (3/31/10)	3.40%	2.55%	13.00%	6.45%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -0.09% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return gain of 2.28%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax, which contributed partially to the Fund’s underperformance this reporting period. This generally has a negative impact on the Fund’s performance versus the Index in up markets, and a positive impact on performance in down markets. During the same period, the S&P 500 Index produced a total return gain of 10.81%.

Over the six-month reporting period ended May 31, 2017, the midstream sector underperformed the broader markets as the correlation of price performance between midstream equities and crude oil remained elevated over the period. While the sector performed well early in the period, subsequent crude oil price weakness was accompanied by midstream price weakness. This crude oil price weakness appeared to stem primarily from continued U.S. inventory builds as well as fears that U.S. shale producers were ramping production more quickly than previously anticipated. Interestingly, while a quicker than expected resurgence of U.S. shale production may serve to temper the crude price recovery, we believe midstream assets should benefit through the resultant volume improvements regardless.

The influence of Washington remained topical over the period. In contrast to the challenging energy regulatory environment of the prior presidential administration, President Trump signed multiple midstream related executive orders in late January designed to expedite current and future midstream projects. Two orders were individually specific to the Keystone XL and Dakota Access Pipelines, each directing respective authorities to take all actions necessary and appropriate to facilitate the implementation of the projects. Additionally, President Trump signed an order to expedite the review and approval of high priority infrastructure projects. Separately, three large natural gas pipeline projects, representing a collective $7.5 billion of growth capital spending, received Federal Energy Regulatory Commission (FERC) approval in early February, just ahead of FERC’s loss of a quorum due to the resignation of a FERC commissioner. While at the end of the reporting period the commission still lacked a quorum to vote on project approvals, President Trump had made nominations to fill two of the three vacancies. However, Commissioner Colette Honorable has also announced her intention to not seek another term when her current seat expires in June, but that she is willing to stay on until the end of the year, awaiting her replacement.

OPPENHEIMER STEELPATH MLP INCOME FUND 3

Over the reporting period, we estimate approximately $15 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents an increase from approximately $11 billion that was raised over the six month reporting period ended May 31, 2016. Midstream companies also raised approximately $15 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects and to fund acquisitions.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $47.66 per barrel, down 4% over the reporting period. Global crude prices, as measured by Brent crude oil, traded 2% higher over the reporting period. As previously noted, the crude oil price decline appeared to stem primarily from continued U.S. inventory builds as well as fears that U.S. shale producers were ramping up production more quickly than previously anticipated. Brent exited the period at a $3 per barrel premium to WTI, which is near the historic norm. However, this reversion represents a departure from the $8 to $9 per barrel Brent premium present from 2009 to 2015.

Henry Hub natural gas spot prices exited the period at $3.20 per million British thermal units (“mmbtu”), down 3% over the reporting period, while up 52% from the year-ago period. Natural gas pricing has benefited from a long awaited realignment of supply-demand in which natural gas usage as a heating and electric generation fuel has increased as gas production volume growth has moderated, and as increased exports have become a reality via both liquefied natural gas and new pipelines to Mexico.

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $24.13 per barrel, a 1% decline over the reporting period. Pricing for NGL purity products varied, with ethane and propane trading higher over the period while butane, isobutene, and natural gasoline prices declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.30 per gallon, up 8% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates increased while the yields on longer-dated maturities declined. The ten-year Treasury yield declined 18 basis points to end the period at 2.20%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 17 basis points to 5.22%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 7.50% (as measured by the Dow Jones Equity REIT Total Return Index) and 16.86% (as measured by the Dow Jones Utility Average

4 OPPENHEIMER STEELPATH MLP INCOME FUND

Index), respectively, as compared to the AMZ’s 2.28% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the gathering and processing subsector provided the best performance over the period, buoyed by improved volumetric projections. The natural gas pipeline group followed as investors continued to express preference for the safety of long-haul natural gas pipelines, particularly those backed by utility demand pull.

The upstream subsector experienced the weakest performance over the reporting period as these entities’ cash flows were directly impacted by commodity price weakness over the period. The coal subsector also lagged over the reporting period as domestic coal pricing generally weakened through the reporting period.

FUND REVIEW

Key contributors to the Fund’s performance were Sunoco LP (SUN) and Williams Partners, LP (WMB).

SUN units outperformed over the period after announcing the $3.3 billion divestiture of its convenience store business and its intent to use the proceeds to delever. We believe SUN’s diverse geographic footprint and focus on the resilient fuel distribution business should provide for steady long-term operational performance.

WPZ outperformed over the period after the partnership and its parent, The Williams Companies (WMB), announced a plan to restore long-term sustainable growth by eliminating WPZ’s incentive distribution rights (“IDRs”) and also enabling significant debt reduction via an upfront equity capital infusion and more than $2 billion of asset monetization.    As a result of the transactions, WPZ expects to target annual distribution growth of 5% to 7% over the next several years while maintaining distribution coverage of 1.2x over 2017 and in excess of 1.1x thereafter.

Key detractors from the Fund’s performance were Enbridge Energy Partners LP (EEP) and NGL Energy Partners, LP (NGL).

EEP underperformed over the period as the company provided disappointing financial projections for the upcoming fiscal year followed by a reduction of its cash distribution. Enbridge Inc. (ENB), EEP’s sponsor, provided some modest support, acquiring EEP’s underperforming natural gas business and allowing EEP to simplify its capital structure and modify the incentive distribution mechanism. Following this strategic realignment, we believe EEP is better positioned to benefit from its large network of crude oil pipelines in the U.S. and Canada, most of which

OPPENHEIMER STEELPATH MLP INCOME FUND 5

benefit from strong contractual cash flow regardless of commodity prices or throughput volumes.

NGL units underperformed over the period after the partnership reduced its earnings before interest, tax, depreciation and amortization (“EBITDA”) guidance and deferred plans to begin raising its cash distribution by nine months. NGL operates within several midstream subsectors including crude oil and refined products logistics as well as retail propane and water solutions. Strength in NGL’s water business has been offset by warmer winter weather weighing on the retail propane business and challenging market conditions in some portions of the partnership’s refiner products and crude marketing businesses.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place for a portion of the reporting period, but did not have one in place at period end. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We continue to believe we have seen the worst of this energy market down cycle. In our opinion, the rate of midstream growth will likely moderate from peak levels, but average distributions are still likely to grow. We expect midstream operators to benefit from the reflation of domestic hydrocarbon production and the more efficient use of existing assets going forward, in contrast to the widespread need to construct new assets over the first years of shale production growth. We believe current market valuations underestimate the potential for renewed business growth going forward and we remain optimistic on the sector’s prospects. Consequently, we believe midstream MLPs continue to offer attractive total return potential based on the potential for price appreciation and stable or growing distribution streams.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

6 OPPENHEIMER STEELPATH MLP INCOME FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Partners LP	10.26%
Sunoco LP	7.11%
NuStar Energy LP	6.46%
EnLink Midstream Partners LP	5.08%
Genesis Energy LP	4.14%
DCP Midstream LP	4.04%
Enbridge Energy Partners LP	3.93%
Summit Midstream Partners LP	3.62%
Williams Partners LP	3.50%
NGL Energy Partners LP	3.34%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and are based on the total market value of investments.

OPPENHEIMER STEELPATH MLP INCOME FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/17

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPDX)	3/31/2010	-0.09%	3.69%	2.13%	3.40%
Class C (MLPRX)	6/10/2011	-0.53%	2.84%	1.35%	0.84%
Class I (OSPMX)	6/28/2013	0.04%	4.15%	N/A	-2.08%
Class Y (MLPZX)	3/31/2010	0.04%	4.02%	2.38%	3.65%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/17

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPDX)	3/31/2010	-5.89%	-2.32%	0.92%	2.55%
Class C (MLPRX)	6/10/2011	-1.48%	1.92%	1.35%	0.84%
Class I (OSPMX)	6/28/2013	0.04%	4.15%	N/A	-2.08%
Class Y (MLPZX)	3/31/2010	0.04%	4.02%	2.38%	3.65%

Performance data quoted represents past performance, which does not guarantee future results.The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance

8 OPPENHEIMER STEELPATH MLP INCOME FUND

is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP INCOME FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP INCOME FUND

Actual	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During 6 Months Ended May 31, 2017*
CLASS A	$ 1,000.00	$ 999.10	$ 6.78
CLASS C	1,000.00	994.70	10.50
CLASS I	1,000.00	1,000.40	5.13
CLASS Y	1,000.00	1,000.40	5.54

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,018.21	6.85
CLASS C	1,000.00	1,014.47	10.60
CLASS I	1,000.00	1,019.87	5.18
CLASS Y	1,000.00	1,019.46	5.60

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2017 are as follows:

Class	Expense Ratios*
CLASS A	1.36%
CLASS C	2.11
CLASS I	1.03
CLASS Y	1.11

*	For the 6-month period ended May 31, 2017, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.

The expense ratios for Class A, C, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP INCOME FUND 11

STATEMENT OF INVESTMENTS May 31, 2017 / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 86.5%
Diversified — 6.2%
ONEOK Partners LP	2,136,118	$104,477,531
Williams Partners LP	3,495,597	136,922,535
Total Diversified		241,400,066

Gathering/Processing — 19.1%
American Midstream Partners LP [1]	5,864,789	70,670,708
Archrock Partners LP [1]	5,334,394	82,629,763
Crestwood Equity Partners LP [1]	5,192,151	118,900,258
CSI Compressco LP [1]	2,195,057	12,072,814
EnLink Midstream Partners LP	11,708,054	198,685,676
Sanchez Production Partners LP [1]	1,739,905	24,097,684
Summit Midstream Partners LP [1]	6,118,030	141,326,493
USA Compression Partners LP [1]	6,298,263	96,804,302
Total Gathering/Processing		745,187,698

Marine — 2.3%
GasLog Partners LP	1,175,291	25,738,873
Hoegh LNG Partners LP	488,242	9,325,422
Teekay LNG Partners LP	3,746,835	56,951,892
Total Marine		92,016,187

Natural Gas Pipelines — 14.5%
CrossAmerica Partners LP [1]	2,215,600	53,240,868
Energy Transfer Partners LP	18,441,355	401,283,875
TC Pipelines LP	1,984,746	111,681,658
Total Natural Gas Pipelines		566,206,401

Petroleum Transportation — 41.3%
Arc Logistics Partners LP [1]	1,896,477	$26,873,079
Blueknight Energy Partners LP [1]	2,007,434	13,951,666
Buckeye Partners LP	1,644,213	105,229,632
DCP Midstream LP	4,672,146	157,825,092
Delek Logistics Partners LP	457,743	13,869,613
Enbridge Energy Partners LP	9,271,828	153,541,472
Genesis Energy LP	5,194,500	162,016,455
Global Partners LP [1]	2,946,378	55,244,587
Holly Energy Partners LP	1,821,271	59,664,838
Martin Midstream Partners LP [1]	6,406,253	116,593,805
NGL Energy Partners LP [1]	9,609,672	130,691,539
NuStar Energy LP [1]	5,540,776	252,548,570
NuStar GP Holdings LLC	700,000	18,165,000
PBF Logistics LP	893,588	17,514,325
Sprague Resources LP [1]	1,630,258	41,490,066
Sunoco LP [1]	9,318,350	277,873,197
USD Partners LP	750,975	10,138,162
Total Petroleum Transportation		1,613,231,098

Propane — 3.1%
Amerigas Partners LP	775,336	34,378,398
Suburban Propane Partners LP [1]	3,761,282	88,916,707
Total Propane		123,295,105

Total Master Limited Partnership Shares
(identified cost $3,336,924,633)		3,381,336,555

12 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Shares	Value
Common Stock — 6.0%
Gathering/Processing — 2.1%
Targa Resources Corp.	1,734,710	$79,675,230

Marine — 2.9%
Golar LNG Partners LP [1]	3,686,241	72,840,122
KNOT Offshore Partners LP [1]	1,803,652	38,237,422
Teekay Offshore Partners LP	443,843	1,389,229
Total Marine		112,466,773

Petroleum Transportation — 1.0%
Enbridge Energy Management LLC [2]	2,521,485	40,545,475

Total Common Stock
(identified cost $240,103,564)		232,687,478

Preferred Master Limited Partnership Shares — 2.2%
Gathering/Processing — 1.0%
Crestwood Equity Partners LP, 9.25% [1,3]	2,802,386	22,643,279
CSI Compressco LP - Series A, 11.00% [1,3]	1,269,399	15,029,685
Total Gathering/Processing		37,672,964

Marine — 0.3%
Teekay Offshore Partners LP, 7.25%	696,248	12,797,038

Petroleum Transportation — 0.9%
Blueknight Energy Partners LP, 11.00% [1]	801,393	$6,347,033
GPM Petroleum LP, 10.00% [1,3]	1,500,000	30,540,000
Total Petroleum Transportation		36,887,033

Total Preferred Master Limited Partnership Shares
(identified cost $84,987,147)		87,357,035

Short-Term Investments — 0.6%
Money Market — 0.6%
Fidelity Treasury Portfolio, Institutional Class, 0.633% [4]	24,381,593	24,381,593

Total Short-Term Investments
(identified cost $24,381,593)		24,381,593

Total Investments — 95.3%
(identified cost $3,686,396,937)		3,725,762,661
Other Assets In Excess of Liabilities — 4.7%		183,520,399
Net Assets — 100.0%		$3,909,283,060

OPPENHEIMER STEELPATH MLP INCOME FUND 13

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 31, 2017, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2016	Gross Additions	Gross Reductions	Shares May 31, 2017
American Midstream Partners LP	5,113,930	750,859	—	5,864,789
Arc Logistic Partners LP	1,896,477	—	—	1,896,477
Archrock Partners LP	5,234,394	100,000	—	5,334,394
Blueknight Energy Partners LP	1,741,034	266,400	—	2,007,434
Blueknight Energy Partners LP - Preferred	—	801,393	—	801,393
Crestwood Equity Partners LP	4,592,151	600,000	—	5,192,151
Crestwood Equity Partners LP - Preferred	—	2,802,386	—	2,802,386
CrossAmerica Partners LP	1,809,700	405,900	—	2,215,600
CSI Compressco LP	2,008,585	186,472	—	2,195,057
CSI Compressco LP - Preferred	1,312,336	94,014	(136,951)	1,269,399
Global Partners LP	2,414,606	531,772	—	2,946,378
Golar LNG Partners LP	2,395,841	1,290,400	—	3,686,241
GPM Petroleum LP	1,500,000	—	—	1,500,000
KNOT Offshore Partners LP	1,103,652	700,000	—	1,803,652
Martin Midstream Partners LP	5,637,184	769,069	—	6,406,253
Midcoast Energy Partners LP [i]	3,100,729	—	(3,100,729)	—
NGL Energy Partners LP	8,728,872	880,800	—	9,609,672
Nustar Energy LP	5,340,776	200,000	—	5,540,776
Sanchez Production Partners LP	1,739,905	—	—	1,739,905
Sprague Resources LP	1,530,958	99,300	—	1,630,258
Suburban Propane Partners LP	2,756,082	1,005,200	—	3,761,282
Summit Midstream Partners LP	5,320,030	798,000	—	6,118,030
Sunoco LP	8,054,250	1,264,100	—	9,318,350
USA Compression Partners LP	4,621,112	1,677,151	—	6,298,263
USD Partners LP [i]	750,975	—	—	750,975

14 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Value May 31, 2017	Distributions	Realized Gain/(Loss)
American Midstream Partners LP	$70,670,708	$4,657,769	$—
Arc Logistic Partners LP	26,873,079	1,668,900	—
Archrock Partners LP	82,629,763	3,012,105	—
Blueknight Energy Partners LP	13,951,666	572,528	—
Blueknight Energy Partners LP - Preferred	6,347,033	143,249	—
Crestwood Equity Partners LP	118,900,258	6,224,383	—
Crestwood Equity Partners LP - Preferred	22,643,279	511,868	—
CrossAmerica Partners LP	53,240,868	2,472,431	—
CSI Compressco LP	12,072,814	1,155,937	66,384
CSI Compressco LP - Preferred	15,029,685	1,074,580	—
Global Partners LP	55,244,587	2,725,400	—
Golar LNG Partners LP	72,840,122	3,781,666	—
GPM Petroleum LP	30,540,000	1,465,373	—
KNOT Offshore Partners LP	38,237,422	1,875,798	—
Martin Midstream Partners LP	116,593,805	6,221,719	—
Midcoast Energy Partners LP [i]	—	1,108,511	(17,271,524)
NGL Energy Partners LP	130,691,539	7,230,032	—
Nustar Energy LP	252,548,570	11,915,299	—
Sanchez Production Partners LP	24,097,684	1,511,108	—
Sprague Resources LP	41,490,066	1,850,056	—
Suburban Propane Partners LP	88,916,707	6,498,776	—
Summit Midstream Partners LP	141,326,493	7,035,735	—
Sunoco LP	277,873,197	15,343,321	—
USA Compression Partners LP	96,804,302	6,481,926	—
USD Partners LP [i]	10,138,162	499,398	—
	$1,799,701,809	$97,037,868	$(17,205,140)

[i]	Is not an affiliate as of May 31, 2017, was an affiliate during the period ended May 31, 2017.

2.	Non-income producing.
3.

Restricted security. The aggregate value of restricted securities at period end was $68,212,964, which represents 1.7% of the Fund’s net assets. See the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)
Crestwood Equity Partners LP - Preferred	3/2/2017-5/15/2017	$27,261,841	$22,643,279	$(4,618,562)
CSI Compressco LP - Preferred	8/8/2016-3/31/2017	$14,509,231	$15,029,685	$520,454
GPM Petroleum LP	1/12/2016	$30,000,000	$30,540,000	$540,000

4	Variable rate security; the coupon rate represents the rate at May 31, 2017.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 15

STATEMENT OF ASSETS AND LIABILITIES May 31, 2017 / Unaudited

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $1,401,608,695)	$1,926,060,852
Affiliated companies (cost $2,284,788,242)	1,799,701,809
3,725,762,661
Deferred tax asset, net	193,713,079
Receivable for beneficial interest sold	4,995,431
Dividends receivable	7,452
Prepaid expenses	323,598
Total assets	3,924,802,221

Liabilities:
Payable for beneficial interest redeemed	9,756,592
Payable to Manager	2,902,469
Payable for distribution and service plan fees	1,428,901
Transfer agent fees payable, net of voluntary waiver	695,162
Payable for investments purchased	141,345
Trustees' fees payable	24,172
Borrowing expense payable	21,371
Other liabilities	549,149
Total liabilities	15,519,161

Net Assets	$3,909,283,060

Composition of Net Assets
Par value of shares of beneficial interest	$551,192
Paid-in capital	4,247,012,467
Undistributed net investment loss, net of deferred taxes	(141,271,276)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(308,255,521)
Net unrealized appreciation on investments, net of deferred taxes	111,246,198
Net Assets	$3,909,283,060

16 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$7.17
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$7.61
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$6.80
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$7.37
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$7.34

Net Assets:
Class A shares	$1,641,163,940
Class C shares	1,218,411,533
Class I shares	19,223,507
Class Y shares	1,030,484,080
Total Net Assets	$3,909,283,060

Shares Outstanding:
Class A shares	228,888,168
Class C shares	179,308,922
Class I shares	2,608,330
Class Y shares	140,386,489
Total Shares Outstanding	551,191,909

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 17

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2017 / Unaudited

Investment Income
Distributions from:
Unaffiliated Master Limited Partnerships	$69,843,120
Affiliated Master Limited Partnerships	97,037,868
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(69,843,120)
Affiliated Master Limited Partnerships	(97,037,868)
Dividend income	3,736,571
Total investment income	3,736,571

Expenses
Management fees	19,073,343
Distribution and service plan fees
Class A	2,237,500
Class C	6,355,519
Transfer agent fees
Class A	1,972,755
Class C	1,398,247
Class I	3,112
Class Y	1,047,375
Administrative fees	417,765
Borrowing fees	125,273
Tax expense	114,332
Legal, auditing, and other professional fees	107,688
Registration fees	106,888
Custody fees	74,641
Trustees' fees	52,044
Other	51,209
Total expenses, before waivers and deferred taxes	33,137,691
Less expense waivers	(2,107,432)
Net expenses, before deferred taxes	31,030,259

Net investment loss, before deferred taxes	(27,293,688)
Deferred tax benefit	8,807,226
Net investment loss, net of deferred taxes	(18,486,462)

Net Realized and Unrealized Gains/Losses on Investments:
Net Realized Gains / Losses
Investments from:
Unaffiliated companies	31,914,289
Affiliated companies	(17,205,140)
Deferred tax expense	(5,368,839)
Net realized gains, net of deferred taxes	9,340,310
Net Change in Unrealized Appreciation
Investments	(8,722,049)
Deferred tax benefit	3,183,548
Net change in unrealized appreciation, net of deferred taxes	(5,538,501)

Net realized and unrealized gains on investments, net of deferred taxes	3,801,809
Change in net assets resulting from operations	$(14,684,653)

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2017 (Unaudited)	For the Year Ended November 30, 2016
Operations
Net investment loss, net of deferred taxes	$(18,486,462)	$(29,635,435)
Net realized gains/(losses) on investments, net of deferred taxes	9,340,310	(400,661,732)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(5,538,501)	679,572,043
Change in net assets resulting from operations	(14,684,653)	249,274,876

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(73,521,553)	(153,936,794)
Class C shares	(54,277,844)	(118,262,435)
Class I shares	(842,016)	(715,882)
Class Y shares	(37,321,026)	(74,346,616)
Change in net assets resulting from distributions to shareholders	(165,962,439)	(347,261,727)

Beneficial Interest Transactions
Class A shares	35,479,627	357,458,026
Class C shares	80,500,911	157,347,884
Class I shares	(9,162)	20,453,290
Class Y shares	213,966,296	191,230,622
Change in net assets resulting from beneficial interest transactions	329,937,672	726,489,822
Change in net assets	149,290,580	628,502,971

Net Assets
Beginning of period	3,759,992,480	3,131,489,509
End of period	$3,909,283,060	$3,759,992,480

Undistributed net investment loss, net of deferred taxes	$(141,271,276)	$(122,784,814)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 19

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.47	$7.78	$11.01	$10.86	$9.83	$10.14
Income/(loss) from investment operations:
Net investment loss[1]	(0.02)	(0.05)	(0.06)	(0.09)	(0.09)	(0.09)
Return of capital[1]	0.20	0.41	0.48	0.48	0.49	0.48
Net realized and unrealized gains/(losses)	(0.17)	0.11	(2.87)	0.54	1.41	0.08
Total from investment operations	0.01	0.47	(2.45)	0.93	1.81	0.47
Distributions to shareholders:
Return of capital	(0.31)	(0.78)	(0.78)	(0.78)	(0.78)	(0.70)
Income	—	—	—	—	—	(0.08)
Total distributions to shareholders	(0.31)	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$7.17	$7.47	$7.78	$11.01	$10.86	$9.83

Total Return, at Net Asset Value[2]	(0.09%)	7.29%	(23.32%)	8.66%	18.79%	4.61%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,641,164	$1,681,230	$1,355,597	$2,116,790	$1,452,182	$333,544
Ratio of Expenses to Average Net Assets:[3]
Before (waivers) and deferred tax expense/(benefit)	1.47%	1.49%	1.49%	1.50%	1.42%	1.51%
Expense (waivers)	(0.11%)	(0.12%)	(0.11%)	(0.12%)	(0.07%)	(0.16%)
Net of (waivers) and before deferred tax expense/(benefit)	1.36%[4]	1.37%[4]	1.38%[4]	1.38%[4]	1.35%[5]	1.35%
Deferred tax expense/(benefit)[6,7]	(0.33%)	2.07%	(12.85%)	4.38%	6.97%	2.02%
Total expenses/(benefit)	1.03%	3.44%	(11.47%)	5.76%	8.32%	3.37%

Ratio of Investment Loss to Average Net Assets:[3]
Before (waivers) and deferred tax benefit/(expense)	(1.16%)	(1.09%)	(1.22%)	(1.41%)	(1.32%)	(1.51%)
Expense (waivers)	(0.11%)	(0.12%)	(0.11%)	(0.12%)	(0.07%)	(0.16%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.05%)	(0.97%)	(1.11%)	(1.29%)	(1.25%)	(1.35%)
Deferred tax benefit[7,8]	0.44%	0.32%	0.54%	0.56%	0.45%	0.47%
Net investment loss	(0.61%)	(0.65%)	(0.57%)	(0.73%)	(0.80%)	(0.88%)

Portfolio turnover rate	9%	22%	18%	14%	4%	29%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Per share amounts calculated based on average shares outstanding during the period net of deferred tax expense/benefit.
2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Annualized for less than a full period.
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.35%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.35%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.12	$7.51	$10.73	$10.68	$9.75	$10.13
Income/(loss) from investment operations:
Net investment loss[1]	(0.07)	(0.12)	(0.15)	(0.17)	(0.14)	(0.13)
Return of capital[1]	0.20	0.41	0.48	0.48	0.50	0.51
Net realized and unrealized gains/(losses)	(0.14)	0.10	(2.77)	0.52	1.35	0.02
Total from investment operations	(0.01)	0.39	(2.44)	0.83	1.71	0.40
Distributions to shareholders:
Return of capital	(0.31)	(0.78)	(0.78)	(0.78)	(0.78)	(0.70)
Income	—	—	—	—	—	(0.08)
Total distributions to shareholders	(0.31)	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$6.80	$7.12	$7.51	$10.73	$10.68	$9.75

Total Return, at Net Asset Value[2]	(0.53%)	6.44%	(23.85%)	7.84%	17.88%	3.89%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,218,412	$1,199,208	$1,096,028	$1,701,552	$869,041	$36,764
Ratio of Expenses to Average Net Assets:[3]
Before (waivers) and deferred tax expense/(benefit)	2.22%	2.24%	2.24%	2.25%	2.18%	2.37%
Expense (waivers)	(0.11%)	(0.12%)	(0.11%)	(0.12%)	(0.07%)	(0.27%)
Net of (waivers) and before deferred tax expense/(benefit)	2.11%[4]	2.12%[4]	2.13%[4]	2.13%[4]	2.11%[5]	2.10%
Deferred tax expense/(benefit)[6,7]	(0.33%)	2.07%	(12.85%)	4.38%	5.39%	1.78%
Total expenses/(benefit)	1.78%	4.19%	(10.72%)	6.51%	7.50%	3.88%

Ratio of Investment Loss to Average Net Assets:[3]
Before (waivers) and deferred tax benefit/(expense)	(2.39%)	(2.28%)	(2.21%)	(2.21%)	(2.08%)	(2.37%)
Expense (waivers)	(0.11%)	(0.12%)	(0.11%)	(0.12%)	(0.07%)	(0.27%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.28%)	(2.16%)	(2.10%)	(2.09%)	(2.01%)	(2.10%)
Deferred tax benefit[7,8]	0.44%	0.32%	0.54%	0.56%	0.73%	0.75%
Net investment loss	(1.84%)	(1.84%)	(1.56%)	(1.53%)	(1.28%)	(1.35%)

Portfolio turnover rate	9%	22%	18%	14%	4%	29%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Per share amounts calculated based on average shares outstanding during the period net of deferred tax expense/benefit.
2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Annualized for less than a full period.
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 2.10%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 2.10%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.66	$7.93	$11.17	$10.97	$11.15
Income/(loss) from investment operations:
Net investment income/(loss)[3]	0.00 [4]	0.16	(0.03)	0.01	(0.03)
Return of capital[3]	0.20	0.41	0.48	0.48	0.22
Net realized and unrealized gains/(losses)	(0.18)	(0.06)	(2.91)	0.49	0.02
Total from investment operations	0.02	0.51	(2.46)	0.98	0.21
Distributions to shareholders:
Return of capital	(0.31)	(0.78)	(0.78)	(0.78)	(0.39)
Net asset value, end of period	$7.37	$7.66	$7.93	$11.17	$10.97

Total Return, at Net Asset Value[5]	0.04%	7.68%	(23.06%)	9.04%	1.90%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$19,223	$20,112	$235	$331	$113
Ratio of Expenses to Average Net Assets:[6]
Before deferred tax expense/(benefit)	1.03%[7]	1.01%[7]	1.05%[7]	1.05%[7]	1.16%[8]
Deferred tax expense/(benefit)[9,10]	(0.33%)	2.07%	(12.85%)	4.38%	2.23%
Total expenses/(benefit)	0.70%	3.08%	(11.80%)	5.43%	3.39%

Ratio of Investment Gain/(Loss) to Average Net Assets:[6]
Before deferred tax benefit/(expense)	(0.40%)	1.69%	(0.88%)	(0.45%)	(1.05%)
Deferred tax benefit[10,11]	0.44%	0.32%	0.54%	0.56%	0.37%
Net investment income/(loss)	0.04%	2.01%	(0.34%)	0.11%	(0.68%)

Portfolio turnover rate	9%	22%	18%	14%	4%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period net of deferred tax expense/benefit.
4.	Rounds to less than $0.005 a share.
5.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6.	Annualized for less than full period.
7.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.02%, 0.99%, 1.02%, and 1.02% for the periods ended May 31, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

8.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.14%.
9.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
10.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

11.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Year Ended November 30, 2012 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.63	$7.91	$11.15	$10.97	$9.89	$10.17
Income/(loss) from investment operations:
Net investment loss[2]	(0.01)	(0.02)	(0.02)	(0.04)	(0.07)	(0.07)
Return of capital[2]	0.20	0.41	0.48	0.48	0.49	0.49
Net realized and unrealized gains/(losses)	(0.17)	0.11	(2.92)	0.52	1.44	0.08
Total from investment operations	0.02	0.50	(2.46)	0.96	1.86	0.50
Distributions to shareholders:
Return of capital	(0.31)	(0.78)	(0.78)	(0.78)	(0.78)	(0.70)
Income	—	—	—	—	—	(0.08)
Total distributions to shareholders	(0.31)	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$7.34	$7.63	$7.91	$11.15	$10.97	$9.89

Total Return, at Net Asset Value[3]	0.04%	7.56%	(23.11%)	8.85%	19.19%	4.89%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,030,484	$859,443	$679,630	$992,009	$535,124	$134,481
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense/(benefit)	1.22%	1.24%	1.24%	1.24%	1.18%	1.27%
Expense (waivers)	(0.11%)	(0.12%)	(0.11%)	(0.12%)	(0.07%)	(0.17%)
Net of (waivers) and before deferred tax expense/(benefit)	1.11%[5]	1.12%[5]	1.13%[5]	1.12%[5]	1.11%[6]	1.10%
Deferred tax expense/(benefit)[7,8]	(0.33%)	2.07%	(12.85%)	4.38%	6.68%	2.10%
Total expenses/(benefit)	0.78%	3.19%	(11.72%)	5.50%	7.79%	3.20%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax benefit/(expense)	(0.81%)	(0.72%)	(0.81%)	(1.01%)	(1.08%)	(1.27%)
Expense (waivers)	(0.11%)	(0.12%)	(0.11%)	(0.12%)	(0.07%)	(0.17%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.70%)	(0.60%)	(0.70%)	(0.89%)	(1.01%)	(1.10%)
Deferred tax benefit[8,9]	0.44%	0.32%	0.54%	0.56%	0.37%	0.38%
Net investment loss	(0.26%)	(0.28%)	(0.16%)	(0.33%)	(0.64%)	(0.72%)

Portfolio turnover rate	9%	22%	18%	14%	4%	29%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	Per share amounts calculated based on average shares outstanding during the period net of deferred tax expense/benefit.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than a full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.10%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Income Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within an 18-month holding period measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

24 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2018. For the six months ended May 31, 2017, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 31, 2017, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

OPPENHEIMER STEELPATH MLP INCOME FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. Upon enactment, a change in the federal income tax rate could have a material impact to the Fund. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.7 percent for state and local tax, net of federal tax expense.

26 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of May 31, 2017:

Current tax expense/(benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense/(benefit)
Federal	$(6,349,801)
State	(272,134)
Total deferred tax expense	$(6,621,935)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$(7,457,307)	35.00%
State income taxes net of federal benefit	(319,599)	1.50%
Effect of permanent differences	1,154,971	(5.42%)
Total income tax expense (benefit)	$(6,621,935)	31.08%

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLPs’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

OPPENHEIMER STEELPATH MLP INCOME FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

At May 31, 2017, the Fund determined a valuation allowance was not required. In evaluating a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s daily NAV; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance in these Financial Statements could have a material impact on the Fund’s NAV. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, if required, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2017 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$327,078,565
Capital loss carryforward (tax basis)	120,788,710
Total deferred tax asset	447,867,275

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(254,154,196)
Total deferred tax liability	(254,154,196)

Total net deferred tax asset/(liability)	$193,713,079

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

28 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2017, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At May 31, 2017, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$3,877
11/30/2031	4,997,354
11/30/2032	7,401,746
11/30/2033	47,597,832
11/30/2034	159,225,802
11/30/2035	258,885,745
11/30/2036	138,497,613
11/30/2037	279,495,689
Total	$896,105,658

At May 31, 2017, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$330,927,971
Total	$330,927,971

During the period ended May 31, 2017 the Fund utilized $141,390,862 of capital loss carryforward.

OPPENHEIMER STEELPATH MLP INCOME FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

At May 31, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$3,027,669,290
Gross Unrealized Appreciation	$931,340,801
Gross Unrealized Depreciation	(233,247,430)
Net Unrealized Appreciation (Depreciation) on Investments	$698,093,371

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global Asset Mangement, Inc., a wholly-owned subsidiary of OFI, (“OFI Global”) is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee

30 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

OPPENHEIMER STEELPATH MLP INCOME FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations the Manager regularly compares prior day prices, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value.

32 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2017, based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$3,381,336,555	$—	$—	$3,381,336,555
Common Stocks*	232,687,478	—	—	232,687,478
Preferred Master Limited Partnership Shares*	19,144,071	—	68,212,964	87,357,035
Short Term Investment	24,381,593	—	—	24,381,593
Total Assets	$3,657,549,697	$—	$68,212,964	$3,725,762,661

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

Beginning balance November 30, 2016	$44,926,890
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	(433,177)
Total realized gain/(loss)	—
Purchases	28,336,421
Sales	(1,565,349)
Return of capital distributions	(3,051,821)
Transfers out of Level 3 during the period	—
Ending balance May 31, 2017	$68,212,964

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at May 31, 2017 is ($3,484,998).

OPPENHEIMER STEELPATH MLP INCOME FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of May 31, 2017:

Assets Table	Value as of May 31, 2017	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Investments, at Value:
Preferred Stocks	$15,029,685	Discounted Cash Flow Model	Illiquidity Discount	N/A	7	%(a)
			Estimated Yield	7.5% - 12.7%	10.1	%(a)
	30,540,000	Discounted Cash Flow Model	Illiquidity Discount	N/A	7	%(b)
			Estimated Yield	10.5% - 11.1%	10.8	%(b)
	22,643,279	Discounted Cash Flow Model	Annual Illiquidity Discount	N/A	10	%(c)
			Estimated Yield	N/A	8.64	%(c)
Total	$68,212,964

(a)

The Fund fair values certain preferred shares using a discounted cash flow model which values the shares at the expected value of common units to be received in PIK conversion based on: the current price of the common shares (observable), the 20-day volume weighted average price (VWAP) of the common shares (observable), the 3-day volume weighted average price of the common shares (observable), and a discount rate, which is derived from the estimated yield and an illiquidity discount. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could increase (decrease) significantly based on an increase (decrease) in expected yields.

(b)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and the expected yield based on the average yield on comparable companies’ equity. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could increase (decrease) significantly based on an increase (decrease) in expected yields.

(c)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and an estimated yield based on a recent transaction. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could increase (decrease) significantly based on an increase (decrease) in estimated yields.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the beginning of the reporting period.

34 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of MLPs, the majority of which operate in the energy and/or natural resources sector. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in

OPPENHEIMER STEELPATH MLP INCOME FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks (Continued)

midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest in each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2017		Year Ended November 30, 2016

	Shares	Amount	Shares	Amount
Class A
Sold	45,077,232	$345,163,078	$99,080,823	$688,572,838
Dividends and/or distributions reinvested	8,460,020	64,652,567	19,124,478	134,212,798
Redeemed	(49,744,727)	(374,336,018)	(67,332,630)	(465,327,610)
Net Increase	3,792,525	$35,479,627	$50,872,671	$357,458,026

Class C
Sold	24,199,470	$176,340,163	44,246,838	$297,646,619
Dividends and/or distributions reinvested	7,110,546	51,631,679	16,703,083	111,919,047
Redeemed	(20,442,669)	(147,470,931)	(38,483,394)	(252,217,782)
Net Increase	10,867,347	$80,500,911	22,466,527	$157,347,884

Class I
Sold	843,210	$6,698,822	2,596,857	$20,445,968
Dividends and/or distributions reinvested	80,033	629,019	75,809	580,892
Redeemed	(941,910)	(7,337,003)	(75,276)	(573,570)
Net Increase/(Decrease)	(18,667)	$(9,162)	2,597,390	$20,453,290

Class Y
Sold	49,810,338	$384,219,398	63,838,365	$445,760,663
Dividends and/or distributions reinvested	4,690,392	36,674,524	10,220,369	73,088,148
Redeemed	(26,757,120)	(206,927,626)	(47,312,989)	(327,618,189)
Net Increase	27,743,610	$213,966,296	26,745,745	$191,230,622

36 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 31, 2017, were as follows:

	Purchases	Sales
Investment securities	$631,583,623	$335,576,819

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.95%	0.93%	0.90%

The Fund’s effective management fee for the six months ended May 31, 2017 was 0.94% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of

OPPENHEIMER STEELPATH MLP INCOME FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

“Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

38 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 31, 2017	$1,049,752	$17,658	$70,997

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and litigation expense, if any) exceed 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the six months ended May 31, 2017, the Manager reimbursed $828,765, $587,727, and $438,076 for Class A, Class C, and Class Y, respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at May 31, 2017:

Eligible Expense Recoupment Expiring:
November 30, 2017	$4,687,900
November 30, 2018	4,433,066
November 30, 2019	3,593,107
November 30, 2020	1,854,568

During the six months ended May 31, 2017, the Manager did not recoup any expenses.

OPPENHEIMER STEELPATH MLP INCOME FUND 39

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$112,763
Class C	79,815
Class Y	60,286

This fee waiver and/or reimbursement may be terminated at any time.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board of Trustees. These procedures are designed to ensure that any cross-trade of securities by the Fund from or to another fund that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $177,260,151 in purchases and $50,915,000 in sales considered cross-trades, resulting in ($6,705,370) of tax adjusted realized gain/(loss).

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Alpha Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized

40 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Borrowing Agreement (Continued)

throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 17, 2017, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the period ended May 31, 2017, the Fund paid $125,273 in borrowing fees. The Fund did not utilize the facility during the period ended May 31, 2017.

OPPENHEIMER STEELPATH MLP INCOME FUND 41

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Income Fund	1/6/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	2/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	3/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	4/5/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	5/5/17	0.0%	0.0%	100.0%

42 OPPENHEIMER STEELPATH MLP INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER STEELPATH MLP INCOME FUND 43

OPPENHEIMER STEELPATH MLP INCOME FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen & Company, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

44 OPPENHEIMER STEELPATH MLP INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure. Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

OPPENHEIMER STEELPATH MLP INCOME FUND 45

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

46 OPPENHEIMER STEELPATH MLP INCOME FUND

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

OPPENHEIMER STEELPATH MLP INCOME FUND 47

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1390.001.0517 July 28, 2017

Semiannual Report 5/31/2017

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
SteelPath MLP Alpha Plus Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	23
Distribution Sources	39
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	40
Trustees and Officers	41
Privacy Policy Notice	42

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	1.40%	-4.41%	10.81%	2.28%
1-Year	6.60%	0.48%	17.47%	6.24%
5-Year	2.51%	1.30%	15.42%	2.57%
Since Inception (2/6/12)	1.35%	0.22%	14.05%	1.11%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 1.40% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return gain of 2.28%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax, which contributed partially to the Fund’s underperformance this reporting period. This generally has a negative impact on the Fund’s performance versus the Index in up markets, and a positive impact on performance in down markets. During the same period, the S&P 500 Index produced a total return gain of 10.81%.

Over the six-month reporting period ended May 31, 2017, the midstream sector underperformed the broader markets as the correlation of price performance between midstream equities and crude oil remained elevated over the period. While the sector performed well early in the period, subsequent crude oil price weakness was accompanied by midstream price weakness. This crude oil price weakness appeared to stem primarily from continued U.S. inventory builds as well as fears that U.S. shale producers were ramping production more quickly than previously anticipated. Interestingly, while a quicker than expected resurgence of U.S. shale production may serve to temper the crude price recovery, we believe midstream assets should benefit through the resultant volume improvements regardless.

The influence of Washington remained topical over the period. In contrast to the challenging energy regulatory environment of the prior presidential administration, President Trump signed multiple midstream related executive orders in late January designed to expedite current and future midstream projects. Two orders were individually specific to the Keystone XL and Dakota Access Pipelines, each directing respective authorities to take all actions necessary and appropriate to facilitate the implementation of the projects. Additionally, President Trump signed an order to expedite the review and approval of high priority infrastructure projects. Separately, three large natural gas pipeline projects, representing a collective $7.5 billion of growth capital spending, received Federal Energy Regulatory Commission (FERC) approval in early February, just ahead of FERC’s loss of a quorum due to the resignation of a FERC commissioner. While at the end of the reporting period the commission still lacked a quorum to vote on project approvals, President Trump had made nominations to fill two of the three vacancies. However, Commissioner Colette Honorable has also announced her intention to not seek another term when her current seat expires in June, but that she is willing to stay on until the end of the year, awaiting her replacement.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 3

Over the reporting period, we estimate approximately $15 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents an increase from approximately $11 billion that was raised over the six month reporting period ended May 31, 2016. Midstream companies also raised approximately $15 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects and to fund acquisitions.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $47.66 per barrel, down 4% over the reporting period. Global crude prices, as measured by Brent crude oil, traded 2% higher over the reporting period. As previously noted, the crude oil price decline appeared to stem primarily from continued U.S. inventory builds as well as fears that U.S. shale producers were ramping up production more quickly than previously anticipated. Brent exited the period at a $3 per barrel premium to WTI, which is near the historic norm. However, this reversion represents a departure from the $8 to $9 per barrel Brent premium present from 2009 to 2015.

Henry Hub natural gas spot prices exited the period at $3.20 per million British thermal units (“mmbtu”), down 3% over the reporting period, while up 52% from the year-ago period. Natural gas pricing has benefited from a long awaited realignment of supply-demand in which natural gas usage as a heating and electric generation fuel has increased as gas production volume growth has moderated, and as increased exports have become a reality via both liquefied natural gas and new pipelines to Mexico.

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $24.13 per barrel, a 1% decline over the reporting period. Pricing for NGL purity products varied, with ethane and propane trading higher over the period while butane, isobutene, and natural gasoline prices declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.30 per gallon, up 8% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates increased while the yields on longer-dated maturities declined. The ten-year Treasury yield declined 18 basis points to end the period at 2.20%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 17 basis points to 5.22%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 7.50% (as measured by the Dow Jones Equity REIT Total Return Index) and 16.86% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the

4 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

AMZ’s 2.28% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the gathering and processing subsector provided the best performance over the period, buoyed by improved volumetric projections. The natural gas pipeline group followed as investors continued to express preference for the safety of long-haul natural gas pipelines, particularly those backed by utility demand pull.

The upstream subsector experienced the weakest performance over the reporting period as these entities’ cash flows were directly impacted by commodity price weakness over the period. The coal subsector also lagged over the reporting period as domestic coal pricing generally weakened through the reporting period.

FUND REVIEW

Key contributors to the Fund’s performance were TC Pipelines, LP (TCP) and Tallgrass Energy GP, LP (TEGP).

TCP units outperformed over the period, during which the partnership announced plans to acquire its sponsor’s interest in the Iroquois Gas Transmission System and an interest in the Portland Natural Gas Transmission System. Additionally, TCP’s sponsor, TransCanada Corp (TRP), closed its acquisition of Columbia Pipeline Partners (CPPL). We believe that TRP may offer some or all of these assets to TCP in the future, further improving TCP’s growth backlog.

TEGP units outperformed over the period as the general partner’s underlying operating partnership, Tallgrass Energy Partners (TEP), announced better than expected operating and financial results as well as new long-term contracts on the Rockies Express Pipeline. TEGP management expects to grow its distribution by 30% to 40% over 2017.

Key detractors from the Fund’s performance were Targa Resources Corp (TRGP) and Plains All American Pipeline (PAA).

TRGP shares underperformed over the reporting period after reporting weaker than expected results for the first quarter of 2017. During the reporting period, TRGP announced an acquisition that is expected to enhance its already substantial footprint in the premier Permian basin while also facilitating TRGP’s entry into crude gathering activities in the play.

PAA units underperformed over the period as headwinds in its Supply & Logistics segment resulted in operational performance that was below market expectations. Despite continued headwinds in the first half of 2017, Plains is expecting improvement in fee-based volumes and margins during the second half of 2017 and into 2018. With its significant asset

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 5

footprint in the Permian basin, Plains is expected to be one of the primary beneficiaries of continued production growth in the basin.

Separately, the Fund also obtains leverage through borrowing, which did not produce a significant impact to its performance this reporting period. Please note that to the extent the Fund obtains leverage through borrowing, there will be the potential for greater gains and the risk of magnified losses.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place throughout the entire reporting period. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We continue to believe we have seen the worst of this energy market down cycle. In our opinion, the rate of midstream growth will likely moderate from peak levels, but average distributions are still likely to grow. We expect midstream operators to benefit from the reflation of domestic hydrocarbon production and the more efficient use of existing assets going forward, in contrast to the widespread need to construct new assets over the first years of shale production growth. We believe current market valuations underestimate the potential for renewed business growth going forward and we remain optimistic on the sector’s prospects. Consequently, we believe midstream MLPs continue to offer attractive total return potential based on the potential for price appreciation and stable or growing distribution streams.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

6 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Partners LP	14.77%
Enterprise Products Partners LP	10.29%
Energy Transfer Equity LP	9.97%
TC Pipelines LP	9.90%
Magellan Midstream Partners LP	9.48%
MPLX LP	8.72%
Targa Resources Corp.	8.71%
Williams Partners LP	6.29%
Tallgrass Energy GP LP	6.28%
Buckeye Partners LP	5.25%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and are based on the total market value of investments.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/17

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPLX)	2/6/2012	1.40%	6.60%	2.51%	1.35%
Class C (MLPMX)	5/22/2012	1.04%	5.85%	1.76%	1.47%
Class I (OSPPX)	6/28/2013	1.63%	7.01%	N/A	-3.70%
Class Y (MLPNX)	12/30/2011	1.63%	6.90%	2.80%	1.87%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/17

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPLX)	2/6/2012	-4.41%	0.48%	1.30%	0.22%
Class C (MLPMX)	5/22/2012	0.07%	4.87%	1.76%	1.47%
Class I (OSPPX)	6/28/2013	1.63%	7.01%	N/A	-3.70%
Class Y (MLPNX)	12/30/2011	1.63%	6.90%	2.80%	1.87%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance

8 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Actual	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017*	Expenses Paid During 6 Months Ended May 31, 2017*
CLASS A	$ 1,000.00	$ 1,014.00	$ 11.63
CLASS C	1,000.00	1,010.40	15.42
CLASS I	1,000.00	1,016.30	9.54
CLASS Y	1,000.00	1,016.30	10.43

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,013.45	11.62
CLASS C	1,000.00	1,009.66	15.41
CLASS I	1,000.00	1,015.53	9.54
CLASS Y	1,000.00	1,014.65	10.42

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2017 are as follows:

Class	Expense Ratios*
CLASS A	2.32%
CLASS C	3.08
CLASS I	1.90
CLASS Y	2.07

*	For the 6-month period ended may 31, 2017, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.

The expense ratios for Class A, C, and Y reflect voluntary waivers of expenses by the Fund’s Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 11

STATEMENT OF INVESTMENTS May 31, 2017 / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 108.7%
Diversified — 18.9%
Enterprise Products Partners LP [1]	980,242	$26,280,288
Westlake Chemical Partners LP [1]	242,566	5,894,354
Williams Partners LP [1]	409,645	16,045,794
Total Diversified		48,220,436

Gathering/Processing — 5.7%
Antero Midstream GP LP [1]	397,610	8,779,229
Western Gas Partners LP [1]	104,348	5,815,314
Total Gathering/Processing		14,594,543

Natural Gas Pipelines — 44.4%
Energy Transfer Equity LP [1]	1,493,253	25,445,031
Energy Transfer Partners LP [1]	1,733,370	37,718,120
EQT Midstream Partners LP [1]	124,800	9,205,248
Rice Midstream Partners LP [1]	499,921	12,253,064
Tallgrass Energy Partners LP [1]	66,904	3,318,439
TC Pipelines LP [1]	449,119	25,271,926
Total Natural Gas Pipelines		113,211,828

Petroleum Transportation — 39.7%
Buckeye Partners LP [1]	209,464	$13,405,696
Genesis Energy LP [1]	346,854	10,818,376
Magellan Midstream Partners LP [1]	333,354	24,198,167
MPLX LP [1]	673,877	22,271,635
Phillips 66 Partners LP [1]	195,200	9,666,304
Plains All American Pipeline LP [1]	365,214	9,670,867
Plains GP Holdings LP, Class A [1]	426,100	11,364,087
Tesoro Logistics LP	1,100	58,278
Total Petroleum Transportation		101,453,410

Total Master Limited Partnership Shares
(identified cost $272,067,060)		277,480,217

Common Stock — 17.8%
Diversified — 2.8%
Williams Cos., Inc. [1]	250,168	7,154,805

Gathering/Processing — 8.7%
Targa Resources Corp. [1]	484,040	22,231,957

Natural Gas Pipelines — 6.3%
Tallgrass Energy GP LP [1]	622,070	16,030,744

Total Common Stock
(identified cost $38,286,455)		45,417,506

12 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Shares	Value
Short-Term Investments — 0.2%
Money Market — 0.2%
Fidelity Treasury Portfolio, Institutional Class, 0.633% [2]	549,532	$549,532

Total Short-Term Investments
(identified cost $549,532)		549,532

Total Investments — 126.7%
(identified cost $310,903,047)		323,447,255
Liabilities In Excess of Other Assets — (26.7)%		(68,160,589)
Net Assets — 100.0%		$255,286,666

Footnotes to Statement of Investments

LP — Limited Partnership

1

As of May 31, 2017, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $174,578,500 as of May 31, 2017. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 8 of the Notes to Financial Statements for additional information.

2	Variable rate security; the coupon rate represents the rate at May 31, 2017.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 13

STATEMENT OF ASSETS AND LIABILITIES May 31, 2017 / Unaudited

Assets:
Investments at value (cost $310,903,047) – see accompanying Statement of Investments:	$323,447,255
Deferred tax asset, net	15,316,140
Receivable for beneficial interest sold	314,808
Prepaid expenses	73,781
Dividends receivable	1,557
Receivable for investments sold	120,605
Total assets	339,274,146

Liabilities:
Payable on borrowing (See note 9)	82,500,000
Payable for investments purchased	470,946
Payable for beneficial interest redeemed	338,525
Payable to Manager	283,678
Interest expense payable	130,309
Payable for distribution and service plan fees	71,360
Transfer agent fees payable	46,439
Trustees' fees payable	4,533
Other liabilities	141,690
Total liabilities	83,987,480

Net Assets	$255,286,666

Composition of Net Assets
Par value of shares of beneficial interest	$33,689
Paid-in capital	320,714,700
Undistributed net investment loss, net of deferred taxes	(16,775,351)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(57,752,943)
Net unrealized appreciation on investments, net of deferred taxes	9,066,571
Net Assets	$255,286,666

14 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$7.59
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.05
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$7.27
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$7.77
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$7.73

Net Assets:
Class A shares	$96,486,415
Class C shares	54,599,761
Class I shares	563,099
Class Y shares	103,637,391
Total Net Assets	$255,286,666

Shares Outstanding:
Class A shares	12,704,136
Class C shares	7,507,612
Class I shares	72,447
Class Y shares	13,404,768
Total Shares Outstanding	33,688,963

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 15

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2017 / Unaudited

Investment Income
Distributions from Master Limited Partnerships	$10,744,516
Less return of capital on distributions from Master Limited Partnerships:	(10,744,516)
Dividend income	184,555
Total investment income	184,555

Expenses
Management fees	1,714,920
Distribution and service plan fees
Class A	157,785
Class C	283,017
Transfer agent fees
Class A	140,048
Class C	62,287
Class I	79
Class Y	98,907
Legal, auditing, and other professional fees	62,556
Administrative fees	33,532
Registration fees	32,388
Custody fees	10,830
Trustees' fees	7,699
Other	24,508
Net expenses, before interest expense from payable on borrowing and deferred taxes	2,628,556
Interest expense from payable on borrowing	672,108
Net expenses, before waivers and deferred taxes	3,300,664
Less waivers	(17,313)
Net expenses, before deferred taxes	3,283,351

Net investment loss, before deferred taxes	(3,098,796)
Deferred tax expense	(140,786)
Net investment loss, net of deferred taxes	(3,239,582)

Net Realized and Unrealized Gains on Investments:
Net Realized Gains
Investments	950,255
Deferred tax benefit	51,260
Net realized gains, net of deferred taxes	1,001,515
Net Change in Unrealized Appreciation
Investments	5,317,356
Deferred tax benefit	286,832
Net change in unrealized appreciation, net of deferred taxes	5,604,188

Net realized and unrealized gains on investments, net of deferred taxes	6,605,703
Change in net assets resulting from operations	$3,366,121

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2017 (Unaudited)	For the Year Ended November 30, 2016
Operations
Net investment loss, net of deferred taxes	$(3,239,582)	$(3,771,727)
Net realized gains/(losses) on investments, net of deferred taxes	1,001,515	(36,348,136)
Net change in unrealized appreciation on investments, net of deferred taxes	5,604,188	54,445,584
Change in net assets resulting from operations	3,366,121	14,325,721

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(4,239,908)	(9,504,509)
Class C shares	(1,951,121)	(3,998,014)
Class I shares	(17,125)	(37,499)
Class Y shares	(2,877,450)	(6,731,205)
Change in net assets resulting from distributions to shareholders	(9,085,604)	(20,271,227)

Beneficial Interest Transactions
Class A shares	(27,927,654)	35,004,880
Class C shares	7,121,889	10,912,544
Class I shares	129,729	118,193
Class Y shares	29,843,583	(8,060,847)
Change in net assets resulting from beneficial interest transactions	9,167,547	37,974,770
Change in net assets	3,448,064	32,029,264

Net Assets
Beginning of period	251,838,602	219,809,338
End of period	$255,286,666	$251,838,602

Undistributed net investment loss, net of deferred taxes	$(16,775,351)	$(13,535,769)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 17

STATEMENT OF CASH FLOWS For the Six Months Ended May 31, 2017 / Unaudited

Cash flows from operating activities
Net increase in net assets resulting from operations	$3,366,121
Non cash items included in operations:
Deferred income taxes	(197,306)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term portfolio investments	(99,236,848)
Sales of long-term portfolio investments	82,061,879
Purchase of short-term portfolio investments, net	(549,532)
Distributions from Master Limited Partnerships	10,845,488
Increase in prepaid expenses	(33,561)
Increase in receivable for dividends	(1,515)
Increase in payable to Manager	30,522
Decrease in payable for investments purchased	(1,082,038)
Decrease in receivable for investments sold	3,144,463
Decrease in other liabilities	(664)
Increase in payable for distribution and service fees payable	6,634
Increase in transfer agent fees payable	1,953
Increase in trustees' fees payable	248
Increase in interest expense payable	61,193
Decrease in borrowing expense payable	(12,195)
Net realized gain on investments	(950,255)
Net change in accumulated unrealized appreciation on investments	(5,317,356)
Net cash used in operating activities	(7,862,769)

Cash flows from financing activities
Proceeds from shares sold, net of receivable for beneficial interest sold	86,789,562
Payment of shares redeemed, net of payable for beneficial interest redeemed	(86,246,192)
Distributions paid to shareholders, net of reinvestments	(595,271)
Proceeds from borrowing	16,000,000
Payments on borrowing	(7,500,000)
Payments to custodian for bank overdraft	(585,330)
Net cash provided by financing activities	7,862,769

Net change in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental disclosure of cash flow information:

Cash paid on interest of $670,157.

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $8,490,333.

See accompanying Notes to the Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Period Ended November 30, 2012 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.73	$7.95	$12.95	$11.77	$9.93	$10.14
Income/(loss) from investment operations:
Net investment loss[2]	(0.10)	(0.11)	(0.15)	(0.21)	(0.17)	(0.14)
Return of capital[2]	0.21	0.39	0.50	0.55	0.54	0.46
Net realized and unrealized gains/(losses)	0.19	0.16	(4.69)	1.50	2.13	0.12
Total from investment operations	0.30	0.44	(4.34)	1.84	2.50	0.44
Distributions to shareholders:
Return of capital	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)	(0.65)
Net asset value, end of period	$7.37	$7.73	$7.95	$12.95	$11.77	$9.93

Total Return, at Net Asset Value[3]	1.40%	6.66%	(34.68%)	15.77%	25.59%	4.56%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$96,486	$125,026	$88,832	$214,846	$108,563	$6,915
Ratio of Expenses to Average Net Assets:[4]
Before recoupment/(waivers) and deferred tax expense/(benefit)	2.33%	2.43%	2.30%	2.40%	2.45%	9.02%
Expense recoupment/(waivers)	(0.01%)	—%	—%	0.12%	(0.05%)	(6.42%)
Net of recoupment/(waivers) and before deferred tax expense/(benefit)	2.32%[5]	2.43%[5]	2.30%[5]	2.52%[5]	2.40%[5]	2.60%[6]
Deferred tax expense/(benefit)[7,8]	(0.14%)	1.09%	(12.67%)	5.54%	8.38%	4.04%
Total expenses/(benefit)	2.18%	3.52%	(10.37%)	8.06%	10.78%	6.64%

Ratio of Investment Loss to Average Net Assets:[4]
Before recoupment/(waivers) and deferred tax benefit/(expense)	(2.23%)	(1.84%)	(2.04%)	(2.35%)	(2.40%)	(9.02%)
Expense recoupment/(waivers)	(0.01%)	—%	—%	0.12%	(0.05%)	(6.42%)
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(2.22%)	(1.84%)	(2.04%)	(2.47%)	(2.35%)	(2.60%)
Deferred tax benefit/(expense)[8,9]	(0.10%)	0.34%	0.67%	0.88%	0.87%	0.97%
Net investment loss	(2.32%)	(1.50%)	(1.37%)	(1.59%)	(1.48%)	(1.63%)

Portfolio turnover rate	24%	45%	39%	21%	15%	69%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Shares commenced operations at the close of business February 6, 2012.
2.	Per share amounts calculated based on average shares outstanding during the period net of deferred tax expense/benefit.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.83%, 1.90%, 1.86%, 1.99% and 2.00%, for the period ended May 31, 2017, November 30, 2016 November 30, 2015, November 28, 2014 and November 29, 2013, respectively.

6.	Includes interest expense. Without interest expense the net expense ratio would be 2.00%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Period Ended November 30, 2012 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.44	$7.73	$12.71	$11.64	$9.91	$9.45
Income/(loss) from investment operations:
Net investment loss[2]	(0.13)	(0.18)	(0.22)	(0.28)	(0.22)	(0.11)
Return of capital[2]	0.21	0.39	0.50	0.55	0.55	0.28
Net realized and unrealized gains/(losses)	0.12	0.16	(4.60)	1.46	2.06	0.62
Total from investment operations	0.20	0.37	(4.32)	1.73	2.39	0.79
Distributions to shareholders:
Return of capital	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)	(0.33)
Net asset value, end of period	$6.98	$7.44	$7.73	$12.71	$11.64	$9.91

Total Return, at Net Asset Value[3]	1.04%	5.91%	(35.20%)	14.98%	24.50%	8.39%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$54,600	$49,474	$38,816	$57,070	$16,317	$604
Ratio of Expenses to Average Net Assets:[4]
Before recoupment/(waivers) and deferred tax expense/(benefit)	3.09%	3.18%	3.05%	3.15%	3.20%	11.88%
Expense recoupment/(waivers)	(0.01%)	—%	—%	0.12%	(0.05%)	(8.57%)
Net of recoupment/(waivers) and before deferred tax expense/(benefit)	3.08%[5]	3.18%[5]	3.05%[5]	3.27%[5]	3.15%[5]	3.31%[6]
Deferred tax expense/(benefit)[7,8]	(0.14%)	1.09%	(12.67%)	5.54%	8.16%	4.16%
Total expenses/(benefit)	2.94%	4.27%	(9.62%)	8.81%	11.31%	7.47%

Ratio of Investment Loss to Average Net Assets:[4]
Before recoupment/(waivers) and deferred tax benefit/(expense)	(3.20%)	(2.91%)	(2.76%)	(2.94%)	(3.15%)	(11.88%)
Expense recoupment/(waivers)	(0.01%)	—%	—%	0.12%	(0.05%)	(8.57%)
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(3.19%)	(2.91%)	(2.76%)	(3.06%)	(3.10%)	(3.31%)
Deferred tax benefit/(expense)[8,9]	(0.10%)	0.34%	0.67%	0.88%	1.14%	1.23%
Net investment loss	(3.29%)	(2.57%)	(2.09%)	(2.18%)	(1.96%)	(2.08%)

Portfolio turnover rate	24%	45%	39%	21%	15%	69%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Shares commenced operations at the close of business May 22, 2012.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 2.59%, 2.65%, 2.61%, 2.74% and 2.75%, for the period ended May 31, 2017, November 30, 2016, November 30, 2015, November 28, 2014 and November 29, 2013, respectively.

6.	Includes interest expense. Without interest expense the net expense ratio would be 2.75%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.89	$8.06	$13.06	$11.81	$11.71
Income/(loss) from investment operations:
Net investment income/(loss)[3]	(0.07)	(0.07)	(0.06)	0.02	(0.06)
Return of capital[3]	0.21	0.39	0.50	0.55	0.23
Net realized and unrealized gains/(losses)	0.23	0.17	(4.78)	1.34	0.26
Total from investment operations	0.37	0.49	(4.34)	1.91	0.43
Distributions to shareholders:
Return of capital	(0.66)	(0.66)	(0.66)	(0.66)	(0.33)
Net asset value, end of period	$7.60	$7.89	$8.06	$13.06	$11.81

Total Return, at Net Asset Value[4]	1.63%	7.21%	(34.39%)	16.32%	3.71%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$563	$451	$338	$160	$10
Ratio of Expenses to Average Net Assets:[5]
Before (waivers) and deferred tax expense/(benefit)	1.90%	2.00%	1.86%	2.00%	2.38%
Expense (waivers)	—%	—%	—%	—%	(0.23%)
Net of (waivers) and before deferred tax expense/(benefit)	1.90%[6]	2.00%[6]	1.86%[6]	2.00%[6]	2.15%[6]
Deferred tax expense/(benefit)[7,8]	(0.14%)	1.09%	(12.67%)	5.54%	21.06%
Total expenses/(benefit)	1.76%	3.09%	(10.81%)	7.54%	23.21%

Ratio of Investment Loss to Average Net Assets:[5]
Before (waivers) and deferred tax benefit/(expense)	(1.48%)	(1.35%)	(1.23%)	(0.74%)	(2.33%)
Expense (waivers)	—%	—%	—%	—%	(0.23%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.48%)	(1.35%)	(1.23%)	(0.74%)	(2.10%)
Deferred tax benefit/(expense)[8,9]	(0.10%)	0.34%	0.67%	0.88%	0.77%
Net investment income/(loss)	(1.58%)	(1.01%)	(0.56%)	0.14%	(1.33%)

Portfolio turnover rate	24%	45%	39%	21%	15%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.41%, 1.47%, 1.42%, 1.47% and 1.75%, for the period ended May 31, 2017, November 30, 2016, November 30, 2015, November 28, 2014 and November 29, 2013, respectively.

7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Period Ended November 30, 2012 [1,2]
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.85	$8.04	$13.07	$11.84	$9.96	$10.00
Income/(loss) from investment operations:
Net investment loss[3]	(0.07)	(0.11)	(0.10)	(0.14)	(0.15)	(0.12)
Return of capital[3]	0.21	0.39	0.50	0.55	0.54	0.48
Net realized and unrealized gains/(losses)	0.21	0.19	(4.77)	1.48	2.15	0.25
Total from investment operations	0.35	0.47	(4.37)	1.89	2.54	0.61
Distributions to shareholders:
Return of capital	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)	(0.65)
Net asset value, end of period	$7.54	$7.85	$8.04	$13.07	$11.84	$9.96

Total Return, at Net Asset Value[4]	1.63%	6.96%	(34.59%)	16.11%	25.92%	6.33%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$103,637	$76,888	$91,824	$121,190	$49,776	$1,604
Ratio of Expenses to Average Net Assets:[5]
Before recoupment/(waivers) and deferred tax expense/(benefit)	2.08%	2.19%	2.05%	2.15%	2.20%	24.82%
Expense recoupment/(waivers)	(0.01%)	—%	—%	0.12%	(0.05%)	(22.71%)
Net of recoupment/(waivers) and before deferred tax expense/(benefit)	2.07%[6]	2.19%[6]	2.05%[6]	2.27%[6]	2.15%[6]	2.11%[7]
Deferred tax expense/(benefit)[8,9]	(0.14%)	1.09%	(12.67%)	5.54%	8.43%	(2.88%)
Total expenses/(benefit)	1.93%	3.28%	(10.62%)	7.81%	10.58%	(0.77%)

Ratio of Investment Loss to Average Net Assets:[4]
Before recoupment/(waivers) and deferred tax benefit/(expense)	(1.51%)	(1.92%)	(1.56%)	(1.82%)	(2.15%)	(24.82%)
Expense recoupment/(waivers)	(0.01%)	—%	—%	0.12%	(0.05%)	(22.71%)
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(1.50%)	(1.92%)	(1.56%)	(1.94%)	(2.10%)	(2.11%)
Deferred tax benefit/(expense)[9,10]	(0.10%)	0.34%	0.67%	0.88%	0.78%	0.79%
Net investment loss	(1.60%)	(1.58%)	(0.89%)	(1.06%)	(1.32%)	(1.32%)

Portfolio turnover rate	24%	45%	39%	21%	15%	69%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business December 30, 2011 (Commencement of Operations) through November 30, 2012 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.59%, 1.66%, 1.61%, 1.74% and 1.75%, for the period ended May 31, 2017, November 30, 2016, November 30, 2015, November 28, 2014, and November 29, 2013, respectively.

7.	Includes interest expense. Without interest expense the net expense ratio would be 1.75%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Alpha Plus Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (”CDSC”) if shares are redeemed within an 18-month holding period measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2018. For the six months ended May 31, 2017, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 31, 2017, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

24 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. Upon enactment, a change in the federal income tax rate could have a material impact to the Fund. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.7 percent for state and local tax, net of federal tax expense.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of May 31, 2017:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$(188,166)
State	(9,140)
Total deferred tax expense	$(197,306)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$1,109,083	35.00%
State income taxes net of federal benefit	53,870	1.70%
Effect of permanent differences	(26,370)	(0.83%)
Change in valuation allowance	(1,333,889)	(42.09%)
Total income tax expense (benefit)	$(197,306)	(6.22%)

For the period ended May 31, 2017 the Fund’s effective tax rate of 6.22% (net benefit) differed from the combined federal and state statutory tax rate of 36.70% (net expense) mainly due to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLPs’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the

26 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At May 31, 2017, the Fund determined a valuation allowance was required. In implementing a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions, or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2017 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$24,072,221
Capital loss carryforward (tax basis)	23,710,425
Valuation allowance	(14,995,442)
Total deferred tax asset	32,787,204

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(17,471,065)
Total deferred tax liability	(17,471,065)

Total net deferred tax asset/(liability)	$15,316,139

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2017, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At May 31, 2017, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2032	$30,185
11/30/2033	2,160,318
11/30/2034	12,911,167
11/30/2035	6,544,238
11/30/2036	24,370,349
11/30/2037	19,575,625
Total	$65,591,882

At May 31, 2017, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2020	$28,028,871
11/30/2021	36,577,191
Total	$64,606,062

During the period ended May 31, 2017, the Fund utilized $14,999,381 of capital loss carryforward.

28 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

At May 31, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$275,798,843
Gross Unrealized Appreciation	$64,915,413
Gross Unrealized Depreciation	(17,267,001)
Net Unrealized Appreciation (Depreciation) on Investments	$47,648,412

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global Asset Management, Inc., a wholly-owned subsidiary of OFI, (”OFI Global”) is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

30 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Adviser regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2017, based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$277,480,217	$—	$—	$277,480,217
Common Stocks*	45,417,506	—	—	45,417,506
Short-Term Investment*	549,532	—	—	549,532
Total Assets	$323,447,255	$—	$—	$323,447,255

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the period ended May 31, 2017.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the beginning of the reporting period.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in

32 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks (Continued)

the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowing for investment purposes) in the equity securities of MLPs, the majority of which operate in the energy and/or natural resources sector. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended May 31, 2017		Year Ended November 30, 2016

	Shares	Amount	Shares	Amount
Class A
Sold	2,569,198	$21,384,940	9,486,980	$64,880,713
Dividends and/or distributions reinvested	452,332	3,839,968	1,199,254	8,561,036
Redeemed	(6,497,830)	(53,152,562)	(5,684,870)	(38,436,869)
Net Increase/(Decrease)	(3,476,300)	$(27,927,654)	5,001,364	$35,004,880

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Shares of Beneficial Interest (Continued)

	For the Six Months Ended May 31, 2017		Year Ended November 30, 2016

	Shares	Amount	Shares	Amount
Class C
Sold	1,502,777	$12,240,754	3,067,774	$20,881,354
Dividends and/or distributions reinvested	217,797	1,773,523	523,447	3,626,967
Redeemed	(865,330)	(6,892,388)	(1,960,663)	(13,595,777)
Net Increase	855,244	$7,121,889	1,630,558	$10,912,544

Class I
Sold	20,918	$180,416	22,421	$163,159
Dividends and/or distributions reinvested	1,949	16,888	5,136	36,929
Redeemed	(7,628)	(67,575)	(12,234)	(81,895)
Net Increase	15,239	$129,729	15,323	$118,193

Class Y
Sold	6,373,430	$52,882,698	9,457,670	$65,227,823
Dividends and/or distributions reinvested	330,923	2,859,954	936,704	6,703,316
Redeemed	(3,091,226)	(25,899,069)	(12,018,296)	(79,991,986)
Net Increase/(Decrease)	3,613,127	$29,843,583	(1,623,922)	$(8,060,847)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 31, 2017, were as follows:

	Purchases	Sales
Investment securities	$99,236,848	$82,061,879

34 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.25%	1.23%	1.20%

The Fund’s effective management fee for the six months ended May 31, 2017 was 1.25% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 31, 2017	$24,523	$244	$4,880

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, litigation expense, if any) exceed 2.00% for Class A shares, 2.75% for Class C shares, and 1.75% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net

36 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Expenses for each class of shares is increased/(decreased) by the amount of these expenses. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Trust’s Board.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$7,916
Class C	3,609
Class Y	5,788

This fee waiver and/or reimbursement may be terminated at any time.

During the six months ended May 31, 2017, the Adviser did not waive any recoupable expenses and does not have any previously waived expenses eligible for recovery.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board of Trustees. These procedures are designed to ensure that any cross-trade of securities by the Fund from or to another fund that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $3,255,067 in purchases and $30,216,316 in sales considered cross-trades, resulting in $1,574,293 of tax adjusted realized gain/(loss).

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 17, 2017, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the six months ended May 31, 2017, the Fund paid $50,579 in borrowing fees. The Fund’s payable on borrowing balance and interest at May 31, 2017 was $82,500,000 and 1.25%, respectively.

Information related to the Fund’s borrowings under the Loan Agreement and Citi Loan Agreement for the six months ended May 31, 2017, is as follows:

Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
1.49%	$83,354,396	182	$621,376	$90,000,000

38 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Alpha Plus Fund	1/6/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	2/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	3/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	4/5/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	5/5/17	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 39

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

40 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen & Company, LTD.

Legal Counsel	Ropes & Gray LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 41

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure. Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve

42 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

PRIVACY POLICY NOTICE (Continued)

your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 43

PRIVACY POLICY NOTICE (Continued)

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

44 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

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OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 45

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OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 47

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1393.001.0517 July 28, 2017

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

Not applicable.

Item 11. Controls and Procedures.

(a)
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit.
Filed herewith.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath MLP Funds Trust

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date: 7/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date:7/14/2017

/s/ Brian Petersen
By: Brian Petersen
Principal Financial Officer
Date:7/14/2017